UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Decoy Therapeutics Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

DECOY THERAPEUTICS INC.

2450 Holcombe Blvd.

Suite X

Houston, TX 77021

contact@decoytx.com

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held February 24, 2026

To Our Stockholders:

NOTICE IS HEREBY GIVEN that Decoy Therapeutics Inc. (the “Company” or “Decoy”) will hold a Special Meeting of Stockholders (the “Special Meeting”) at 10:00 a.m., Central Time, on February 24, 2026. Prior to January 8, 2026, we were known as Salarius Pharmaceuticals, Inc. (“Salarius”). In November 2025, Salarius completed a merger (the “Merger”) with Decoy and conducted financings to raise capital for its business (together, along with future steps set forth elsewhere in this proxy statement, the “Decoy Transaction”). We refer herein to the post-transaction entity as the “Combined Company.” In connection with the Decoy Transaction, on January 8, 2026, Salarius filed an amendment to its amended and restated certificate of incorporation to change its name to Decoy Therapeutics Inc. (the “Name Change”). Prior to the Name Change, the Combined Company’s shares of common stock traded on the Nasdaq Capital Market (“Nasdaq”) under the symbol “SLRX.” Following the Name Change, the Combined Company’s shares of common stock now trade on the Nasdaq under the symbol “DCOY.”

Shortly after the announcement of the Decoy Transaction, Nasdaq informed us that the Decoy Transaction constitutes a business combination that will result in a “Change of Control” pursuant to Listing Rule 5110(a), and accordingly, the post-transaction entity will be required to satisfy all of Nasdaq’s initial listing criteria and to complete Nasdaq’s initial listing process prior to the Combined Company’s holding of a stockholder meeting to seek approval for the conversion of the preferred shares issued to legacy Decoy stakeholders at the closing of the Merger. Because we do not currently satisfy Nasdaq’s initial listing criteria, including the minimum stock price, we are not soliciting your approval of a proposal to convert the preferred stock into common stock at this time. At the Special Meeting, you will be asked to approve a new equity plan and a reverse stock split of the Combined Company’s outstanding shares of common stock, as more fully described below. In addition, as part of step two of the Decoy Transaction (as more fully described elsewhere in the proxy statement), we intend to call an additional special meeting at a later date to seek approval of certain other items required for completion of the Decoy Transaction. Such special meeting and the proposals sought for approval by our stockholders will be detailed in a future proxy statement and are not contingent on the approval by the stockholders of the proposals set forth herein, although we will not call such special meeting until the proposals set forth herein are approved and we otherwise meet the initial listing standards of the Nasdaq \.

The Special Meeting will be held solely by means of live audio webcast online. You will receive a link by which to join the meeting upon registering to attend. You must register to attend using the following link https://web.viewproxy.com/DCOY/2026SM. You will not be able to attend the Special Meeting in person. The items of business for the meeting are to consider and vote on the following matters described in the accompanying Proxy Statement:

1. To approve the Decoy Therapeutics Inc. 2026 Equity Incentive Plan (the “Equity Compensation Plan Proposal” or “Proposal No. 1”);

2. To approve an amendment to the Company’s Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s outstanding shares of common stock at any ratio between 1-for-4 and 1-for-15, as determined by the Company’s Board of Directors (the “Board”), and with such reverse stock split to be effected at such time and date, if at all, as determined by the Board in its sole discretion at any time before February 24, 2027 (the “Reverse Stock Split Proposal” or “Proposal No. 2”);

3. To approve the adjournment or postponement of the Special Meeting, if necessary, to continue to solicit votes for Proposal Nos. 1, and/or 2 (the “Adjournment Proposal” or “Proposal No. 3”).

The Board recommends that stockholders vote FOR each of the Equity Compensation Plan Proposal, the Reverse Stock Split Proposal and the Adjournment Proposal.

The Special Meeting will be held virtually. In order to attend the meeting, you must register at https://web.viewproxy.com/DCOY/2026SM by 11:59 PM CT on February 22, 2026. If you hold your shares in an account at a brokerage firm, bank, dealer or other similar organization, you will need to obtain a “legal proxy” from that entity and submit it when you register. On the day of the Special Meeting, if you have properly registered, you may enter the meeting by clicking on the link provided and entering the password you received via email in your registration confirmations. You will be able to attend and participate in the Special Meeting online, vote your shares electronically, and submit your questions prior to and during the meeting. To vote at the meeting, (a) if you hold your shares through a broker, bank or other nominee, you will need the control number you receive by email after registering, and (b) if you hold your shares in an account with our transfer agent, you will need the control number that is shown on your Notice of Internet Availability of Proxy Materials or on your proxy card if you elected to receive proxy materials by mail.

Only stockholders of record at the close of business on December 26, 2025 are entitled to notice of, and to vote while attending the Special Meeting on the Internet. For 10 days prior to the Special Meeting, a complete list of stockholders entitled to vote at the Special Meeting will be available at the Secretary’s office at 2450 Holcombe Blvd., Suite X, Houston, TX 77021.

We are using the “Notice and Access” method of providing proxy materials to you via the Internet. We are mailing to you a Notice of Internet Availability of Proxy Materials instead of paper copies of this Notice of Special Meeting of Stockholders and Proxy Statement (this “Notice and Proxy Statement”) and our Annual Report on Form 10-K for the year ended December 31, 2024 (the “Annual Report”). Notice and Access provides a convenient way for you to access our proxy materials. The Notice of Internet Availability of Proxy Materials includes instructions on how to access this Notice and Proxy Statement and our Annual Report and how to vote your shares. The Notice of Internet Availability of Proxy Materials also contains instructions on how to receive a paper copy of the proxy materials and our Annual Report, if you prefer.

The accompanying proxy statement includes further details with respect to the proposals to be considered at the Special Meeting. This notice of Special Meeting and the accompanying proxy statement contain important information and should be read in their entirety. If you are in doubt as to how you should vote at the Special Meeting, you should seek advice from your legal counsel, accountant or other professional adviser prior to voting.

By the Order of the Board of Directors,

/s/ Mark J. Rosenblum
Mark J. Rosenblum

Executive Vice-President and Chief Financial Officer

Houston, Texas

January 9, 2026

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Stockholders to be Held on February 24, 2026:

Copies of our Proxy Materials, consisting of the Notice of Special Meeting of Stockholders, the Proxy

Statement and Accompanying Form of Proxy Card are available at

https://web.viewproxy.com/DCOY/2026SM

SALARIUS PHARMACEUTICALS, INC.

PROXY STATEMENT

Overview

INFORMATION CONCERNING VOTING AND SOLICITATION

This Proxy Statement is being furnished to you in connection with the solicitation by the board of directors of Salarius Pharmaceuticals, Inc., a Delaware corporation, of your proxy to vote at our Special Meeting of Stockholders and any adjournments or postponements thereof (the “Special Meeting”). Our Special Meeting will be held at 10:00 a.m., Central Time, on February 24, 2026 via live webcast by first registering at

https://web.viewproxy.com/DCOY/2026SM. You will receive a link by which to join the meeting upon registering to attend.

As used in this Proxy Statement, references to “we,” “us,” “our,” “Decoy” and the “Company” refer to Decoy Therapeutics Inc. and our consolidated subsidiaries. References to “Salarius” in this Proxy Statement refer to Salarius Pharmaceuticals, Inc. prior to the consummation of the Decoy Transaction, and references to the “Combined Company” refer to the combined company following completion of the Merger with Decoy on November 12, 2025. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this Proxy Statement and references to our website address in this Proxy Statement are inactive textual references only.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

The following section provides answers to frequently asked questions about the Special Meeting. This section, however, only provides summary information. These questions and answers may not address all issues that may be important to you as a stockholder. You should carefully read this entire proxy statement, including each of the annexes.

Q: Why am I receiving these materials?

A: Our board of directors (the “Board of Directors” or the “Board”) is soliciting your proxy to vote at our Special Meeting, including at any adjournments or postponements of the meeting. You are invited to attend the Special Meeting via the webcast to vote on the proposals described in the Proxy Statement. However, you do not need to attend the meeting to vote your shares. Instead, you may follow the instructions below to submit your proxy by telephone or through the Internet.

We intend to mail the Notice of Internet Availability of Proxy Materials (the “Notice”) on or about January 14, 2026 to all stockholders of record entitled to vote at the Special Meeting.

Q: Why did I receive a notice regarding the availability of proxy materials on the Internet?

A: Pursuant to rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the Internet. Accordingly, we have sent you a Notice because the Board is soliciting your vote at the Special Meeting, including at any adjournments or postponements of the meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice and may request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice.

Q: Will I receive any other proxy materials by mail?

A: We may send you a proxy card, along with a second Notice, on or after January 14, 2026. In addition, if you wish, we will send you paper copies of our proxy materials, including a proxy card. Instructions on how to request paper copies of the proxy materials can be found in the Notice.

Q: How can I attend the Special Meeting?

A: The Special Meeting will be a virtual meeting of stockholders, which will be conducted exclusively by live audio webcast. Participants will receive an Internet link to where the audio webcast will be held once they register for the Special Meeting. You are entitled to participate in the Special Meeting only if you were a stockholder of record of the Company as of the close of business on December 26, 2025, (the “Record Date”), or if you hold a valid proxy for the Special Meeting. No physical meeting will be held.

The online meeting will begin promptly at 10:00 a.m., Central Time, on February 24, 2026. You may attend the Special Meeting, vote, and submit a question during the Special Meeting by webcast by first registering at https://web.viewproxy.com/DCOY/2026SM by 11:59 PM CT on February 22, 2026. If you hold your shares in an account at a brokerage firm, bank, dealer or other similar organization, you will need to obtain a “legal proxy” from that entity and submit it when you register. On the day of the Special Meeting, if you have properly registered, you may enter the meeting by clicking on the link provided and entering the password you received via email in your registration confirmations. We encourage you to access the meeting prior to the start time leaving ample time for the check in. To vote at the meeting, (a) if you hold your shares through a broker, bank or other nominee, you will need the control number you receive by email after registering, and (b) if you hold your shares in an account with our transfer agent, you will need the control number that is shown on your Notice of Internet Availability of Proxy Materials or on your proxy card if you elected to receive proxy materials by mail.

Q: Who can vote at the Special Meeting?

A: Only stockholders of record at the close of business on the Record Date, December 26, 2025, will be entitled to vote at the Special Meeting. On the Record Date, there were 6,384,177 shares of common stock outstanding and entitled to vote. Each outstanding share of our common stock is entitled to one vote on each matter considered at the Special Meeting, As previously disclosed, on August 15, 2025, we effected a reverse stock split of our issued and outstanding Common Stock at a ratio of 1-for-15 with the filing of a Certificate of Amendment to our amended and restated certificate of incorporation with the Secretary of State of the State of Delaware. The figures provided throughout this proxy statement give retroactive effect to the reverse stock split. As such, the figures presented below may differ from those previously disclosed in the Company’s filings with the U.S. Securities and Exchange Commission.

On the record date, there were 877.707 shares of Series A Preferred Stock (as defined below) issued and outstanding and 796.308 shares of Series B Preferred Stock (as defined below) issued and outstanding. The Preferred Stock (as defined below) is not entitled to vote on the matters being considered at the Special Meeting.

Stockholder of Record: Shares Registered in Your Name

If on the close of business on the Record Date, your shares were registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote online during the Special Meeting, via the Internet, by mail, or by telephone as described below. Giving a proxy will not affect your right to vote during the Special Meeting. Whether or not you plan to attend the meeting, we urge you to vote promptly to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee

If on the close of business on the Record Date, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your that organization regarding how to vote the shares in your account. Stockholders holding shares through a broker, bank or other nominee should follow the instructions in the materials received from that organization. You are also invited to attend the Special Meeting. If you wish to attend the Special Meeting, you must register in advance following the instructions above.

Q: What am I voting on?

A: There are three matters scheduled for a vote:

•	Proposal No. 1 – Approval of the Decoy Therapeutics Inc. 2026 Equity Incentive Plan.

•

Proposal No. 2 – Approval of an amendment to the Company’s Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s outstanding shares of common stock at a ratio in the range of 1-for-4 to 1-for-15, as determined by the Board, and with such reverse stock split to be effected at such time and date, if at all, as determined by the Board in its sole discretion, but not later than February 24, 2027.

•	Proposal No. 3 – Approval, if necessary, of the adjournment or postponement of the Special Meeting, to solicit votes for Proposal No. 1, and/or No. 2.

Q: What are the Board’s recommendations?

A: Our Board of Directors recommends that you vote:

•	Proposal No. 1 – FOR the approval of the Equity Compensation Plan Proposal.

•	Proposal No. 2 – FOR the approval of the Reverse Stock Split Proposal.

•	Proposal No. 3 – FOR the approval of the Adjournment Proposal.

Q: What if another matter is properly brought before the meeting?

A: The Board knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the meeting, it is the intention of the proxy holder to vote on those matters in accordance with their best judgment.

Q: How do I vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote during the Special Meeting, vote by proxy over the telephone, vote by proxy through the Internet or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the Special Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Special Meeting and vote at that time even if you have already voted by proxy.

•

Voting via the Internet. To vote through the Internet, go to http://www.AALvote.com/DCOYSM to complete an electronic proxy card. You will be asked to provide the control number from your Notice or proxy card. Your vote must be received by 11:59 p.m. Eastern Time on February 23, 2026. We encourage you to vote via the Internet.

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Voting by mail. To vote using the proxy card, simply complete, sign and date the proxy card that may be delivered to you and return it promptly in the envelope provided. If you return your signed proxy card to us before the Special Meeting, we will vote your shares as you direct.

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Voting by telephone. To vote over the telephone, dial toll-free 1-866-804-9616, using a touch-tone telephone and follow the recorded instructions. You will be asked to provide the control number from your Notice or proxy card. Your vote must be received by 11:59 p.m. Eastern Time on February 23, 2026 to be counted.

•

Voting at the Special Meeting. To vote at the Special Meeting, you must join live online using the unique join link provided after registration. The webcast will start at 10:00 a.m., Central Time, with log-in beginning at 9:45 a.m., Central Time. You may vote and submit questions while attending the meeting online. You will need the control number included on your Notice or your proxy card (if you received a printed copy of the proxy materials) to vote during the meeting.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Nominee

If you are a beneficial owner of shares registered in the name of your broker, bank or other nominee, you should have received a Notice containing voting instructions from that organization rather than from the Company. Simply follow the voting instructions in the Notice to ensure that your vote is counted. To vote at the Special Meeting, you must obtain a valid proxy from your broker, bank or other nominee, register to attend the Special Meeting following the instructions above and vote in accordance with the procedures described above. Follow the instructions set forth on the Notice or from your broker, bank or other nominee or contact your that organization to request a voting instruction form.

We provide telephone and Internet proxy voting to allow you to vote your shares telephonically or online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions.

However, please be aware that you must bear any costs associated with your telephone or Internet access, such as usage charges from Internet access providers and telephone companies.

Q: How many votes do I have?

A: On each matter to be voted upon, you have one vote for each share of common stock you own as of the close of business on the Record Date.

Q: What happens if I do not vote?

A: Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the Internet, or at the Special Meeting, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Nominee

If you are a beneficial owner of shares held in “street name” meaning your shares are held in an account at a bank or at a brokerage firm or other nominee holder, these proxy materials are being forwarded to you by your bank, broker or other nominee who is considered for the stockholder or record for purposes of voting at the Special Meeting. As the beneficial owner, you have the right to direct your bank, broker or other nominee on how to vote your shares and to participate in the Special Meeting. You should receive a proxy card and voting instructions with these proxy materials from that organization rather than from us. You will receive instructions from your bank, broker or other nominee explaining how you can vote your shares, whether they permit Internet or telephone voting, and what the deadlines for voting are. Follow the instructions from your bank, broker or other nominee included with these proxy materials, or contact your bank, broker or other nominee to request a proxy form. We encourage you to provide voting instructions to your bank, broker or other nominee by giving your proxy to them. This ensures that your shares will be voted at the Special Meeting according to your instructions.

If you are a beneficial owner of shares held in “street name” you must provide voting instructions to your broker, bank or other nominee by the deadline provided in the materials you receive from such organization in order to ensure your shares are voted in the way you would prefer. If you hold your shares in street name and wish to vote at the meeting, you will need to obtain a “legal proxy” from your broker or other nominee in order to vote at the Special Meeting.

Q: What if I return a proxy card or otherwise vote but do not make specific choices?

A: If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “FOR” the Equity Compensation Plan Proposal, the Reverse Stock Split Proposal and the Adjournment Proposal. If any other matter is properly presented at the meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Q: Who am I being asked to appoint as proxy holders and what does it mean?

A: Our Board asks you to appoint our Executive Vice President and Chief Financial Officer, Mark J. Rosenblum, as your proxy holder to vote your shares at the Special Meeting. You make this appointment when you vote.

If appointed by you, the proxy holders will vote your shares as you direct on the matters described in this Proxy Statement. In the absence of your direction, they will vote your shares as recommended by our Board.

Unless you otherwise indicate when you vote, you also authorize your proxy holders to vote your shares on any matters not known by our Board at the time this Proxy Statement was printed and which, under our amended and restated bylaws (the “Bylaws”), may be properly presented for action at the Special Meeting.

Q: Who is paying for this proxy solicitation?

A: We will pay the entire cost of the solicitation of proxies for the Special Meeting. This includes preparation, assembly, printing, and mailing of the Notice, this Proxy Statement and any other information we send to stockholders. We have engaged Alliance Advisors, LLC to assist in the solicitation of proxies and provide related advice and information support, for a services fee not expected to exceed $50,000, plus the reimbursement of customary disbursements. In addition, we may supplement our efforts to solicit your proxy in the following ways:

•	We may contact you using the telephone or electronic communication;

•	Our directors, officers or other regular employees may contact you personally; and

•	Alliance Advisors, LLC or any other third parties we may hire as agents for the sole purpose of contacting you regarding your proxy, may contact you.

Q: What does it mean if I receive more than one Notice?

A: If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notices to ensure that all of your shares are voted.

Q: I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

A: We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, our proxy materials to multiple stockholders who share the same address unless we have received contrary instructions from one or more of such stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will promptly deliver a separate copy of the Notice and, if applicable, our proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these materials. To receive a separate copy, or, if a stockholder is receiving multiple copies, to request that we only send a single copy of the Notice and, if applicable, our proxy materials, such stockholder may contact us at the following address:

Decoy Therapeutics Inc.

Attention: Chief Financial Officer

2450 Holcombe Blvd

Suite X

Houston, TX 77021

contact@decoytx.com

Street name stockholders may contact their broker, bank, or other nominee to request information about householding.

Q: Can I change or revoke my vote after submitting my proxy?

A: Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the Special Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•	You may submit a properly completed proxy card with a later date.

•	You may grant a subsequent proxy by telephone or through the Internet.

•	You may send a timely written notice that you are revoking your proxy to our Secretary.

•	You may attend the Special Meeting via the live webcast and vote. Attendance at the Special Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

We count your most current proxy card or telephone or Internet proxy.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Nominee

Stockholders holding shares through a broker, bank or other nominee should follow the instructions for revocation received from that organization.

Q: How many votes are needed to approve each proposal? How are Abstentions, Withheld and Broker Non-Votes counted?

•

Proposal No. 1 – The affirmative vote of the holders of shares of common stock representing a majority of the votes cast on the matter is required for the approval of the Equity Compensation Plan Proposal. Broker non-votes (if any) and abstentions will not be counted as votes cast on the matter and will have no effect on the outcome of this proposal.

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Proposal No. 2 – The affirmative vote of a majority of the voting power of the shares cast, affirmatively or negatively, is required for approval of the Reverse Stock Split Proposal, in accordance with Section 242(d)(2) of the DGCL. Broker non-votes and abstentions will be counted for purposes of determining the presence or absence of a quorum. However, neither broker non-votes nor abstentions will be considered votes cast for or against this proposal. Accordingly, broker non-votes and abstentions will have no impact on the outcome of this proposal.

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Proposal No. 3 – If a quorum is present at the Special Meeting, the affirmative vote of the holders of shares of common stock representing a majority of the votes cast on the matter is required for the approval of the Adjournment Proposal. If a quorum is not present at the Special Meeting, the affirmative vote of the holders of a majority of the shares of Common Stock present at the Special Meeting or represented by proxy is required for the approval of the Adjournment Proposal.

All other matters submitted for stockholder approval require the affirmative vote of a majority of the voting power of the capital stock entitled to vote and present in person or represented by proxy at the Special Meeting

Q: What is the quorum requirement?

A: A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least 34% of the outstanding shares entitled to vote are present at the meeting or represented by proxy. As of the close of business on the Record Date, there were 6,384,177 shares outstanding and entitled to vote.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, or other nominee) or if you vote by telephone, over the Internet or at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum either the chairman of the meeting or the holders of a majority of shares present at the meeting or represented by proxy may adjourn the meeting to another date.

Q: How can I find out the results of the voting at the Special Meeting?

A: Preliminary voting results will be announced at the Special Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Special Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

Q: Who can help answer my other questions?

A: If you have more questions about the proposals or voting, you should contact Alliance Advisors, LLC who is assisting us with the proxy solicitation.

The Solicitation Agent for the Special Meeting is:

Alliance Advisors, LLC

150 Clove Rd, Suite 400

Little Falls, NJ 07424

Tel: 1-844-202-6572

Email: DCOY@allianceadvisors.com

Important

Please promptly vote by telephone or the Internet, or by following the instructions provided by your broker, bank or nominee, so that your shares can be represented at the Special Meeting. This will not limit your rights to attend or vote during the Special Meeting. Please note, however, that if you wish to vote at the Special Meeting, you must register in advance, following the instructions above.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement and the documents we have with the SEC that are incorporated by reference in this proxy statement contain “forward-looking statements” within the meaning of the U.S. federal securities laws, including the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding the plans, strategies and prospects, both business and financial, of the Combined Company. These statements are based on the beliefs and assumptions of our management. Although we believe that these plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, the parties cannot assure you that we will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events, or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “target,” “goal,” “forecasts,” “may,” “will,” “potential,” “should,” “would,” “could,” “future,” “seeks,” “plans,” “predicts,” “propose,” “scheduled,” “anticipates,” “intends,” or similar expressions..

Forward-looking statements in this proxy statement, and the documents incorporated by reference into this proxy statement include, but are not limited to, statements about the following:

•	the expected benefits of, and potential value created by, the Decoy Transaction for the securityholders of the Combined Company;

•

our expectations regarding the timing of the Combined Company’s ability to satisfy the Nasdaq initial listing standards and obtain stockholder approval for the conversion of the Preferred Stock into common stock in connection with the Decoy Transaction;

•

the plans, strategies and objectives of management for future operations, including the execution of integration plans and the anticipated timing of filings, commencement of preclinical studies or clinical trials and release of data from such studies or trials;

•	plans to develop and commercialize additional products candidates including planned preclinical, clinical, regulatory, commercialization and manufacturing activities;

•	the attraction and retention of highly qualified personnel;

•	the ability to protect and enhance the Combined Company’s products and intellectual property;

•	developments and projections relating to the Combined Company’s competitors or industry;

•	the Combined Company’s financial performance;

•	the Combined Company’s relationships and actions with third parties;

•

the Combined Company’s ability to achieve the initial listing standards for the Nasdaq Capital Market and the continued trading of its shares of common stock on Nasdaq, and the potential liquidity and trading of such shares of common stock;

•	the ability of Combined Company to successfully manage its cash and cash equivalents and any anticipated proceeds from any financing transactions conducted;

•	the Combined Company’s ability to acquire sufficient sources of funding if and when needed; and

•	future regulatory, judicial and legislative changes in Salarius’ or Decoy’s respective industries.

These forward-looking statements should not be relied upon as predictions of future events as we cannot assure you that the events or circumstances reflected in these statements will be achieved or will occur. You can identify forward-looking statements by the use of forward-looking terminology including “believes,” “expects,” “may,” “will,” “should,” “seeks,” “intends,” “plans,” “pro forma,” “estimates,” or “anticipates” or the negative of these words and phrases or other variations of these words and phrases or comparable terminology. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation:

•	the Combined Company may not be able to maintain its Nasdaq listing and the Combined Company may not be able to satisfy the initial listing standards of Nasdaq;

•	the market price of the Combined Company’s common stock may continue to decline;

•	the Combined Company may never earn a profit;

•

the Combined Company will be subject to the uncertainties associated with the clinical development and regulatory approval of its product candidates including potential delays in the commencement, enrollment and completion of clinical trials and that the results of prior clinical trials may not be predictive of future results;

•	the Combined Company will be required to raise additional funds to finance its operations and remain a going concern and may be required to do so sooner than it expects;

•	the Combined Company may not be able to raise additional funds when necessary, and/or on acceptable terms;

•

the Combined Company’s small public float, low market capitalization, limited operating history, and lack of revenue may make it difficult and expensive for the Combined Company to raise additional funds;

•	The Combined Company may not be able to protect its intellectual property rights;

•	there may be changes in expected or existing competition for the Combined Company’s product candidates;

•	the Decoy transaction resulting in changes to the Combined Company’s board of directors that may affect the Combined Company’s business strategy and operations;

•	the price of the Combined Company’s common stock may be volatile and may fluctuate substantially following the Decoy Transaction and the transactions contemplated thereby;

•	if the Combined Company were to be delisted from Nasdaq, it could reduce the visibility, liquidity and price of its common stock;

•

a significant portion of the Combined Company’s total outstanding shares of common stock may be sold into the public market at any point, which could cause the market price of the Combined Company’s common stock to drop significantly, even if the Combined Company is doing well;

•	there may be adverse reactions or changes in business relationships resulting from completion of the Decoy Transaction;

•	the Combined Company will have broad discretion in the use of its cash reserves and may not use them effectively;

•

the Combined Company expects to continue to incur increased costs as a result of continuing to operate as a public company, and its management will be required to devote substantial time to compliance initiatives and corporate governance practices;

•	the Combined Company does not anticipate paying any cash dividends on its capital stock in the foreseeable future;

•

provisions in the Combined Company’s certificate of incorporation, its bylaws or Delaware law might discourage, delay or prevent a change in control of the Combined Company or changes in its management, which may depress the price of its common stock;

•	securities analysts’ published reports could cause a decline in the price of the Combined Company’s stock.

The foregoing risks should not be construed as exhaustive and should be read in conjunction with statements that are included herein. For further discussion of the factors that may cause us actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied in such forward-looking statements, or for a discussion of risks associated with the ability of us to complete the Decoy Transaction and the effect of the Decoy Transaction on our business, see the section entitled “Risk Factors” in the documents incorporated by reference into this proxy statement.

If any of these risks or uncertainties materialize or any of these assumptions prove incorrect, our results of operations could differ materially from the forward-looking statements. All forward-looking statements in this proxy statement, and the documents incorporated by reference into this proxy statement are current only as of the date of this proxy statement, and as of the date of the documents incorporated by reference into this proxy statement. We do not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any statement is made, the occurrence of unanticipated events or any new information that becomes available in the future.

We discuss in greater detail many of these risks, uncertainties and assumptions under the heading “Risk Factors” in the documents incorporated by reference into this this proxy statement. Any forward-looking statement made by us in this proxy statement, and the documents incorporated by reference into this proxy statement, speaks only as of the date on which it was made. We expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions, or circumstances on which any such statement is based.

You should read this proxy statement, and the documents incorporated by reference into this proxy statement, and with the understanding that our actual future results, levels of activity, and performance as well as other events and circumstances may be materially different from what we expect. We qualify all of the forward-looking statements in this proxy statement, and the documents incorporated by reference into this proxy statement by these cautionary statements.

DESCRIPTION OF THE MERGER

Merger with Decoy Therapeutics, Inc.

As we have previously disclosed, we entered into an Agreement and Plan of Merger dated January 10, 2025, as previously amended by the First Amendment on March 28, 2025, by the Second Amendment on June 10, 2025, by the Third Amendment on July 18, 2025 by the Fourth Amendment on July 29, 2025, and by the Fifth Amendment dated September 17, 2025 (as amended, collectively, the “Merger Agreement”) with Decoy Therapeutics MergerSub I, Inc. (“MergerSub I”), Decoy Therapeutics MergerSub II, LLC (“MergerSub II”), and Decoy.

On November 12, 2025, pursuant to the Merger Agreement, Merger Sub I merged with and into Decoy, and immediately thereafter Decoy merged with and into Merger Sub I (the “Merger”), resulting in the Decoy business becoming a wholly owned subsidiary of Salarius.

In connection with the Merger, Salarius issued 877.707 shares of Series A Non-Voting Convertible Preferred Stock (the “Series A Preferred Stock”) and 796.308 shares of Series B Non-Voting Convertible Preferred Stock (the “Series B Preferred Stock” and, together with the Series A Preferred Stock, the “Preferred Stock”) to former Decoy stockholders and debtholders and reserved 45.098 shares of Series A Preferred Stock for assumed in-the-money Decoy options and warrants. As further described below, the shares of Series A Preferred Stock and Series B Preferred Stock are not convertible into common stock until such time as our stockholders approve such conversion in accordance with Nasdaq Rule 5635 and the approval of our initial listing application with Nasdaq.

On January 8, 2026, Salarius filed an amendment to its amended and restated certificate of incorporation to change its name to Decoy Therapeutics Inc. (the “Name Change”). Prior to the Name Change, the Combined Company’s shares of common stock traded on the Nasdaq Capital Market (“Nasdaq”) under the symbol “SLRX.” Following the Name Change, the Combined Company’s shares of common stock now trade on the Nasdaq under the symbol “DCOY.”

Description of the Merger with Decoy

The Decoy Transaction is structured as a two-step transaction. Step one of the Decoy Transaction was structured as a stock-for-stock transaction pursuant to which all of Decoy’s outstanding equity interests were exchanged based on an exchange ratio for consideration of a combination of (a) shares of Salarius’ common stock par value $0.0001 (the “common stock”) in an amount up to (i) 19.9% of Salarius’ total shares outstanding as of January 10, 2025 minus (ii) any shares of Salarius common stock issued in any private placement between January 10, 2025 and the effective time of the First Merger (the “First Effective Time”), and (b) shares of Series A Preferred Stock, which is a newly designated series of preferred stock (“Preferred Stock”) that is intended to have economic rights equivalent to the common stock, but with only limited voting rights, such that the total amount of common stock and common stock underlying the Series A Preferred Stock shall equal the exchange ratio minus the number of shares of common stock underlying the Series B Preferred Stock to be issued in exchange for certain holders of Decoy’s non-convertible promissory notes (the “Decoy Promissory Notes”), in addition to the assumption of outstanding and unexercised stock options to purchase shares of common stock from the Decoy Therapeutics Inc. 2020 Equity Incentive Plan. As a result of the number of shares issued in various financings since January 10, 2025, the 19.9% limitation set forth above had been exceeded and only Series A Preferred Stock were issued as merger consideration. The Merger Agreement required Salarius to effectuate the Note Exchange Agreements with specified holders of Decoy Promissory Notes, and the closing of such agreements took place at the Merger Closing.

The number of shares of Common stock underlying the Series A Preferred Stock and the Series B Preferred Stock issued at closing of the Merger (the “Merger Closing”) was based on an exchange ratio which assumed a base value of $28.0 million for Decoy and $2.31 million for Salarius (excluding any proceeds raised in the concurrent financing that occurred in connection with the Merger Closing).

The Merger Closing contemplated by step one of the Decoy Transaction was conditioned on Salarius’ continued listing on Nasdaq. The Merger Closing was not contingent on Nasdaq’s approval of an initial listing application for the Combined Company, which is expected to be filed following the Merger Closing, the approval of the Proposals contained in this proxy statement as well as other matters to be brought before the Combined Company’s stockholders at a future special meeting.

The rights of the Series A Preferred Stock are set forth in a Certificate of Designation of Preferences, Rights and Limitations that Salarius filed with the Secretary of State of the State of Delaware (the “Certificate of Designation”) as of the Merger Closing. The Certificate of Designation provides that the preferred stock will be convertible into shares of common stock on a 1-for-1000 basis, subject to stockholder approval and adjustment as described herein. The Certificate of Designation includes a post-closing anti-dilution price protection for holders of Preferred Stock whereby if, following completion of the Merger, the Combined Company conducts any subsequent dilutive financing (which may include this offering) at an effective price per share below the initial issuance price of the Series A Preferred Stock (the “Initial Issuance Price”), the conversion ratio will be reset to provide additional shares to preferred stockholders in an amount proportional to the dilution caused by such offering, with such protection applying until stockholder approval of the conversion of Preferred Stock and the Combined Company’s achievement of the Nasdaq initial listing standards. The Certificate of Designation also sets a floor price of $3.75 in any subsequent financing. Our November financing triggered the Floor Price and accordingly, the conversion ratio was reset to 2,800 to 1.

The Series B Preferred Stock is identical in all material respects to the Series A Preferred Stock except for certain redemption and conversion provisions that include: (i) mandatory redemption requiring fifty percent (50%) of net proceeds from the Combined Company’s at-the-market equity program and equity line of credit to be used for redemption of the Series B Preferred Stock until fully redeemed, (ii) optional redemption allowing the Combined Company to redeem all or any portion of the outstanding Series B Preferred Stock at any time following the Merger Closing, and (iii) optional conversion at the discretion of the holders upon stockholder approval of the conversion of the Series B Preferred Stock and the Combined Company’s achievement of the Nasdaq initial listing standards for a period of one year following such approvals, at which time remaining shares of Series B Preferred Stock shall automatically convert into the Combined Company’s common stock at the conversion ratio. Please see “Description of Capital Stock-Description of Preferred Stock” elsewhere in this proxy statement for a complete description of the Certificates of Designation and the rights of the Series A Preferred Stock and Series B Preferred Stock. The Merger was approved by Salarius’ board of directors and the board of directors of Decoy.

In step two of the Decoy transaction, we agreed to call a special stockholder meeting to approve (i) the conversion of the preferred stock to be issued at Merger Closing into shares of common stock (the “Conversion Proposal”), (ii) a new equity incentive plan in form reasonably agreed to by the parties (the “Equity Plan Proposal”), and (iii) if necessary and advisable, a reverse stock split in a ratio to be approved by Salarius’ board of directors (the “Reverse Stock Split Proposal” and together with the Conversion Proposal and the Equity Plan Proposal, the “Salarius Stockholder Matters”).

The Preferred Stock issued at the Merger Closing in connection with step one of the Decoy transaction will not be convertible into the Combined Company’s common stock until Nasdaq’s approval of the initial listing application and stockholder approval of the Conversion Proposal. Nasdaq has informed us that the Decoy transaction constitutes a business combination that will result in a “Change of Control” pursuant to Listing Rule 5110(a) in connection with step two of the transaction and that the post-transaction entity will be required to satisfy all of Nasdaq’s initial listing criteria and to complete Nasdaq’s initial listing process prior to Salarius’ stockholder meeting to seek approval for the Conversion Proposal.

This proxy statement is seeking approval of the Equity Plan Proposal and the Reverse Stock Split Proposal only. We intend to seek approval of the Conversion Proposal at a future separate special meeting at such time that the Combined Company is expected to satisfy all of the applicable Nasdaq initial listing criteria and we have submitted an initial listing application to Nasdaq. We intend to register the issuance of the shares of common stock underlying the Preferred Stock shortly following the publishing of this proxy statement.

In connection with the execution of the Merger Agreement, Salarius entered into stockholder support agreements (the “Salarius Support Agreements”) with certain of its officers and directors, who collectively own an aggregate of approximately 0.07% of the outstanding shares of the common stock. The Salarius Support Agreements provide that, among other things, each of the parties thereto has agreed to vote or cause to be voted all of the shares of common stock owned by such stockholder in favor of the Salarius Stockholder Matters at a special or annual meeting of Salarius’ stockholders to be held in connection therewith.

Concurrently and in connection with the execution of the Merger Agreement, certain Decoy officers and directors, and certain of Salarius’ directors and officers entered into lock-up agreements with Salarius and Decoy, pursuant to which each such stockholder will be subject to a 180-day lockup on the sale or transfer of shares of common stock held by each such stockholder at the Merger Closing, including those shares received by Decoy stockholders in the Merger.

Proposals

PROPOSAL 1: EQUITY INCENTIVE PLAN PROPOSAL

The Board believes that stock-based incentive awards can play an important role in the success of the Combined Company following the Merger Closing. These incentives are given to employees, directors and consultants of the Combined Company and would provide these individuals with a proprietary interest in the Combined Company. Our Board believes a compensation policy that includes a balanced mix of cash and equity is the most effective way to attract and retain talented employees whose interests are aligned with stockholders.

On January 9, 2026, our Board unanimously approved, subject to stockholder approval, the 2026 Equity Incentive Plan (the “2026 Plan”). We are asking our stockholders to approve the 2026 Plan approved by our Board. If approved by stockholders, the 2026 Plan would replace the 2015 Equity Incentive Plan (2015 Plan), which expired by its terms in January 2025. The initial number of shares of our common stock that may be issued under the 2026 Plan will be 1,100,000.

Background and Purpose of the Proposed Incentive Plan

Our Board believes that the 2026 Plan is be necessary to the Combined Company’s ability to attract and retain motivated employees, directors, and independent contractors upon whose judgment, interest and special effort the successful conduct of the Combined Company’s operations will largely depend and we believe we would be at a disadvantage if we could not use stock-based awards covering a meaningful number of shares to recruit and retain key talent in this competitive market for human capital. Additionally, the 2026 Plan will promote a closer identification of the interests of employees, directors and independent contractors with those of the Combined Company’s management and stockholders. Our Board also believes that the 2026 Plan effectively aligns the interests of plan participants with those of stockholders by linking a portion of the participants’ compensation directly to increases in stockholder value.

The Proposed Incentive Plan’s purposes will be carried out through granting awards to eligible individuals. Awards under the Proposed Incentive Plan would be granted to certain employees, directors and independent contractors in the discretion of the Administrator (as defined below). Only employees would be eligible to receive incentive stock options. It is currently expected that approximately ten employees and six non-employee directors would be eligible to participate in the Proposed Incentive Plan if it is approved and adopted.

The types of awards authorized under the Proposed Incentive Plan include nonqualified stock options, incentive stock options, stock appreciation rights (“SARs”), restricted stock awards, restricted stock units, performance stock awards, other cash-based or stock-based awards, and dividend equivalent awards. We discuss the material terms of each type of award below under “Types of Awards.”

Summary of the 2026 Plan

The description of the 2026 Plan set forth below is qualified in its entirety by reference to the applicable provisions of the plan document, which is attached as Appendix A to this proxy statement.

The 2026 Plan provides for the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, other stock awards, and performance awards that may be settled in cash, stock, or other property. All employees (including officers) and directors of the Company or any subsidiary and any consultant who performs services for the Company or a subsidiary are eligible to purchase shares of common stock and to receive awards of shares or grants of nonstatutory stock options, stock units, and stock appreciation rights. Only employees are eligible to receive grants of incentive stock options.

As of December 26, 2025, ten employees and six non-employee directors would be eligible to participate and to receive awards under the 2026 Plan, if approved. On December 26, 2025, the closing price of our common stock on the Nasdaq Capital Market was $0.6573 per share.

Shares Available for Awards

Subject to adjustment for specified changes in the Company’s capitalization, the aggregate number of shares of our common stock that may be issued under the 2026 Plan, or the Share Reserve, will not exceed 1,100,000 shares. In addition, the share reserve would automatically increase (i) on January 1, 2027 in an amount equal to 6% of the total number of the shares of our common stock outstanding on December 31st, 2026 and (ii) on January 1st of each year commencing January 1, 2028 and will continue to automatically increase on January 1st of each year, for a period of not more than nine years, ending on (and including) January 1, 2036, in an amount equal to 5% of the shares of our common stock outstanding on December 31st of the preceding calendar year; however our Board may act prior to January 1st of a given year to provide that there will be no January 1st increase in the share reserve for such year or that the increase in the share reserve for such year will be a lesser number of shares of our common stock than would otherwise occur pursuant to the automatic increase.

The following shares of our common stock will become available again for issuance under the 2026 Plan: (i) any shares subject to a stock award that are not issued because such stock award expires or otherwise terminates without all of the shares covered by such stock award having been issued; (ii) any shares subject to a stock award that are not issued because such stock award is settled in cash; (iii) any shares issued pursuant to a stock award that are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares; and (iv) any shares reacquired by the Company in satisfaction of tax withholding obligations on a stock award or as consideration for the exercise or purchase price of a stock award.

Administration

The 2026 Plan will be administered by our Board of Directors, which may in turn delegate authority to administer the 2026 Plan to a committee. Our Board of Directors has delegated concurrent authority to administer the 2026 Plan to the Compensation Committee, but may, at any time, revest in itself some or all of the power delegated to the Compensation Committee. Our Board of Directors and the Compensation Committee are each considered to be a 2026 Plan Administrator for purposes of this Proposal 3. Subject to the terms of the 2026 Plan, the 2026 Plan Administrator may determine the recipients, the types of awards to be granted, the number of shares of our common stock subject to or the cash value of awards, and the terms and conditions of awards granted under the 2026 Plan, including the period of their exercisability and vesting. The 2026 Plan Administrator also has the authority to provide for accelerated exercisability and vesting of awards. Subject to the limitations set forth below, the 2026 Plan Administrator also determines the fair market value applicable to a stock award and the exercise or strike price of stock options and stock appreciation rights granted under the 2026 Plan.

The 2026 Plan Administrator may also delegate to one or more officers the authority to designate employees who are not officers to be recipients of certain stock awards and the number of shares of our common stock subject to such stock awards. Under any such delegation, the 2026 Plan Administrator will specify the total number of shares of common stock that may be subject to the stock awards granted by such officer. The officer may not grant a stock award to himself or herself.

The 2026 Plan Administrator has the authority to modify outstanding awards under our plan, with the consent of any adversely affected participant. Subject to the terms of the plan, the 2026 Plan Administrator has the authority to reduce the exercise, purchase, or strike price of any outstanding stock award, cancel any outstanding stock award in exchange for new stock awards, cash, or other consideration, or take any other action that is treated as a repricing under generally accepted accounting principles.

Stock Options

Stock options may be granted under the 2026 Plan pursuant to stock option agreements. The 2026 Plan permits the grant of stock options that are intended to qualify as incentive stock options, or ISOs, and nonstatutory stock options, or NSOs.

The exercise price of a stock option granted under the 2026 Plan may not be less than 100% of the fair market value of our common stock subject to the stock option on the date of grant and, in some cases (see “Limitations on Incentive Stock Options” below), may not be less than 110% of such fair market value.

The term of stock options granted under the 2026 Plan may not exceed ten years and, in some cases (see “Limitations on Incentive Stock Options” below), may not exceed five years. Except as otherwise provided in a participant’s stock option agreement or other written agreement with the Company or one of its affiliates, if a participant’s service relationship with the Company or any of its affiliates, referred to in this Proposal 3 as continuous service, terminates (other than for cause and other than upon the participant’s death or disability), the participant may exercise any vested stock options for up to three months following the participant’s termination of continuous service. Except as otherwise provided in a participant’s stock option agreement or other written agreement with the Company or one of its affiliates, if a participant’s continuous service terminates due to the participant’s disability or death (or the participant dies within a specified period, if any, following termination of continuous service), the participant, or his or her beneficiary, as applicable, may exercise any vested stock options for up to 12 months following the participant’s termination due to the participant’s disability or for up to 18 months following the participant’s death. Except as explicitly provided otherwise in a participant’s stock option agreement or other written agreement with the Company or one of its affiliates, if a participant’s continuous service is terminated for cause (as defined in the 2026 Plan), all stock options held by the participant will terminate upon the participant’s termination of continuous service and the participant will be prohibited from exercising any stock option from and after such termination date. Except as otherwise provided in a participant’s stock option agreement or other written agreement with the Company or one of its affiliates, the term of a stock option may be extended if the exercise of the stock option following the participant’s termination of continuous service (other than for cause and other than upon the participant’s death or disability) would be prohibited by applicable securities laws or if the sale of any of our common stock received upon exercise of the stock option following the participant’s termination of continuous service (other than for cause) would violate our insider trading policy. In no event, however, may a stock option be exercised after its original expiration date.

Acceptable forms of consideration for the purchase of our common stock pursuant to the exercise of a stock option under the 2026 Plan will be determined by the 2026 Plan Administrator and may include payment: (i) by cash, check, bank draft or money order payable to the Company; (ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board; (iii) by delivery to the Company of shares of our common stock (either by actual delivery or attestation); (iv) by a net exercise arrangement (for NSOs only); or (v) in other legal consideration approved by the 2026 Plan Administrator.

Stock options granted under the 2026 Plan may become exercisable in cumulative increments, or “vest,” as determined by the 2026 Plan Administrator at the rate specified in the stock option agreement. Shares covered by different stock options granted under the 2026 Plan may be subject to different vesting schedules as the 2026 Plan Administrator may determine. In addition, the 2026 Plan provides that stock options may include a provision whereby the participant may elect to exercise the stock option as to any part or all of the shares of our common stock subject to the stock option prior to the full vesting of the stock option, following which any unvested shares may be subject to a repurchase right in favor of the Company.

The 2026 Plan Administrator may impose limitations on the transferability of stock options granted under the 2026 Plan in its discretion. Generally, a participant may not transfer a stock option granted under the 2026 Plan other than by will or the laws of descent and distribution or, subject to approval by the 2026 Plan Administrator, pursuant to a domestic relations order or an official marital settlement agreement. However, the 2026 Plan

Administrator may permit transfer of a stock option in a manner that is not prohibited by applicable tax and securities laws. In addition, subject to approval by the 2026 Plan Administrator, a participant may designate a beneficiary who may exercise the stock option following the participant’s death.

Limitations on Incentive Stock Options

The aggregate fair market value, determined at the time of grant, of shares of our common stock with respect to ISOs that are exercisable for the first time by a participant during any calendar year under all of the Company’s stock plans may not exceed $100,000. The stock options or portions of stock options that exceed this limit or otherwise fail to qualify as ISOs are treated as NSOs. No ISO may be granted to any person who, at the time of grant, owns or is deemed to own stock possessing more than 10% of the Company’s total combined voting power or that of any affiliate unless the following conditions are satisfied:

•	The exercise price of the ISO must be at least 110% of the fair market value of our common stock subject to the ISO on the date of grant; and

•	The term of the ISO must not exceed five years from the date of grant.

Subject to adjustment for specified changes in capitalization, the aggregate maximum number of shares of our common stock that may be issued pursuant to the exercise of ISOs under the 2026 Plan is 1,810,000 shares.

Stock Appreciation Rights

Stock appreciation rights may be granted under the 2026 Plan pursuant to stock appreciation right agreements. Each stock appreciation right is denominated in common stock share equivalents. The strike price of each stock appreciation right will be determined by the 2026 Plan Administrator but will in no event be less than 100% of the fair market value of our common stock subject to the stock appreciation right on the date of grant. The 2026 Plan Administrator may also impose restrictions or conditions upon the vesting of stock appreciation rights that it deems appropriate. The appreciation distribution payable upon exercise of a stock appreciation right may be paid in shares of our common stock, in cash, in a combination of cash and stock, or in any other form of consideration determined by the 2026 Plan Administrator and set forth in the stock appreciation right agreement. Stock appreciation rights will be subject to the same conditions upon termination of continuous service and restrictions on transfer as stock options under the 2026 Plan.

Restricted Stock Awards

Restricted stock awards may be granted under the 2026 Plan pursuant to restricted stock award agreements. A restricted stock award may be granted in consideration for cash, check, bank draft or money order payable to the Company, the participant’s services performed for the Company or any of its affiliates, or any other form of legal consideration acceptable to the 2026 Plan Administrator. Shares of our common stock acquired under a restricted stock award may be subject to forfeiture to or repurchase by the Company in accordance with a vesting schedule to be determined by the 2026 Plan Administrator. Rights to acquire shares of our common stock under a restricted stock award may be transferred only upon such terms and conditions as are set forth in the restricted stock award agreement. A restricted stock award agreement may provide that any dividends paid on restricted stock will be subject to the same vesting conditions as apply to the shares subject to the restricted stock award. Upon a participant’s termination of continuous service for any reason, any shares subject to restricted stock awards held by the participant that have not vested as of such termination date may be forfeited to or repurchased by the Company.

Restricted Stock Unit Awards

Restricted stock unit awards may be granted under the 2026 Plan pursuant to restricted stock unit award agreements. Payment of any purchase price may be made in any form of legal consideration acceptable to the

2026 Plan Administrator. A restricted stock unit award may be settled by the delivery of shares of our common stock, in cash, in a combination of cash and stock, or in any other form of consideration determined by the 2026 Plan Administrator and set forth in the restricted stock unit award agreement. Restricted stock unit awards may be subject to vesting in accordance with a vesting schedule to be determined by the 2026 Plan Administrator. Dividend equivalents may be credited in respect of shares of our common stock covered by a restricted stock unit award, provided that any additional shares credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying restricted stock unit award. Except as otherwise provided in a participant’s restricted stock unit award agreement or other written agreement with the Company or one of its affiliates, restricted stock units that have not vested will be forfeited upon the participant’s termination of continuous service for any reason.

Performance Awards

The 2026 Plan allows the Company to grant performance stock and cash awards. A performance stock award is a stock award that is payable (including that may be granted, may vest, or may be exercised) contingent upon the attainment of pre-determined performance goals during a performance period. A performance stock award may require the completion of a specified period of continuous service. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by the 2026 Plan Administrator. In addition, to the extent permitted by applicable law and the performance stock award agreement, the 2026 Plan Administrator may determine that cash may be used in payment of performance stock awards.

A performance cash award is a cash award that is payable contingent upon the attainment of pre-determined performance goals during a performance period. A performance cash award may require the completion of a specified period of continuous service. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by the 2026 Plan Administrator. The 2026 Plan Administrator may specify the form of payment of performance cash awards, which may be cash or other property, or may provide for a participant to have the option for his or her performance cash award to be paid in cash or other property.

Performance goals under the 2026 Plan will be based on any performance criteria selected by the 2026 Plan Administrator. In addition, the 2026 Plan Administrator retains the discretion to reduce or eliminate the compensation or economic benefit due upon the attainment of any performance goals and to define the manner of calculating the performance criteria it selects to use for a performance period.

Other Stock Awards

Other forms of stock awards valued in whole or in part by reference to, or otherwise based on, our common stock may be granted either alone or in addition to other stock awards under the 2026 Plan. The 2026 Plan Administrator will have sole and complete authority to determine the persons to whom and the time or times at which such other stock awards will be granted, the number of shares of our common stock to be granted and all other terms and conditions of such other stock awards.

Clawback Policy

Awards granted under the 2026 Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the 2026 Plan Administrator may impose other clawback, recovery or recoupment provisions in an award agreement as the 2026 Plan Administrator determines necessary or appropriate, including a reacquisition right in respect of previously acquired shares of or other cash or property upon the occurrence of cause.

Changes to Capital Structure

In the event of certain capitalization adjustments, the 2026 Plan Administrator will appropriately adjust: (i) the class(es) and maximum number of securities subject to the 2026 Plan and by which the share reserve may increase automatically each year; (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of ISOs; (iii) the class(es) and maximum number of securities that may be awarded to any participant pursuant to award limits; (iv) the class and maximum number of shares that may be awarded to any non-employee director; and (v) the class(es) and number of securities and price per share of stock subject to outstanding stock awards.

Corporate Transaction

In the event of a corporate transaction or a change in control (as defined in the 2026 Plan and described below), the 2026 Plan Administrator may take one or more of the following actions with respect to stock awards, contingent upon the closing or consummation of the corporate transaction, unless otherwise provided in the instrument evidencing the stock award, in any other written agreement between the Company or one of its affiliates and the participant or in the Company’s director compensation policy, or unless otherwise provided by the 2026 Plan Administrator at the time of grant of the stock award:

•

arrange for the surviving or acquiring corporation (or its parent company) to assume or continue the stock award or to substitute a similar stock award for the stock award (including an award to acquire the same consideration paid to the Company’s stockholders pursuant to the corporate transaction);

•

arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of common stock issued pursuant to the stock award to the surviving or acquiring corporation (or its parent company);

•

accelerate the vesting (and, if applicable, the exercisability) of the stock award to a date prior to the effective time of the corporate transaction as determined by the 2026 Plan Administrator (or, if the 2026 Plan Administrator does not determine such a date, to the date that is five days prior to the effective date of the corporate transaction), with the stock award terminating if not exercised (if applicable) at or prior to the effective time of the corporate transaction; provided, however, that the 2026 Plan Administrator may require participants to complete and deliver to the Company a notice of exercise before the effective date of a corporate transaction, which is contingent upon the effectiveness of the corporate transaction;

•	arrange for the lapse of any reacquisition or repurchase rights held by the Company with respect to the stock award;

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cancel or arrange for the cancellation of the stock award, to the extent not vested or not exercised prior to the effective time of the corporate transaction, and pay such cash consideration (including no consideration) as the 2026 Plan Administrator may consider appropriate; and

•

make a payment, in such form as may be determined by our Board of Directors equal to the excess, if any, of (i) the value of the property the participant would have received upon the exercise of the stock award immediately prior to the effective time of the transaction, over (ii) any exercise price payable by such holder in connection with such exercise. For clarity, this payment may be zero if the value of the property is equal to or less than the exercise price. In addition, any escrow, holdback, earnout or similar provisions in the definitive agreement for the corporate transaction may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of common stock.

The 2026 Plan Administrator is not required to take the same action with respect to all stock awards or portions of stock awards or with respect to all participants. The 2026 Plan Administrator may take different actions with respect to the vested and unvested portions of a stock award.

In the event of a corporate transaction, unless otherwise provided in the instrument evidencing a performance cash award or any other written agreement between the Company or one of its affiliates and the participant, or unless otherwise provided by the 2026 Plan Administrator, all performance cash awards will terminate prior to the effective time of the corporate transaction.

For purposes of the 2026 Plan, a corporate transaction generally will be deemed to occur in the event of the consummation of: (i) a sale or other disposition of all or substantially all of the Company’s consolidated assets; (ii) a sale or other disposition of more than 50% of the Company’s outstanding securities; (iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or (iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of common stock outstanding immediately prior to the transaction are converted or exchanged into other property by virtue of the transaction.

Change in Control

Under the 2026 Plan, a stock award may be subject to additional acceleration of vesting and exercisability upon or after a change in control (as defined in the 2026 Plan and described below) as may be provided in the participant’s stock award agreement, in any other written agreement with the Company or one of its affiliates or in any director compensation policy, but in the absence of such provision, no such acceleration will occur.

For purposes of the 2026 Plan, a change in control generally will be deemed to occur in the event: (i) a person, entity or group acquires, directly or indirectly, the Company’s securities representing more than 50% of the combined voting power of the Company’s then outstanding securities, other than by virtue of a merger, consolidation, or similar transaction; (ii) there is consummated a merger, consolidation, or similar transaction and, immediately after the consummation of such transaction, the Company’s stockholders immediately prior thereto do not own, directly or indirectly, more than 50% of the combined outstanding voting power of the surviving entity or the parent of the surviving entity in substantially the same proportions as their ownership of the Company’s outstanding voting securities immediately prior to such transaction; (iii) the stockholders or the board of the Company approve a plan of complete dissolution or liquidation, or a complete dissolution or liquidation will otherwise occur, except for a liquidation into a parent corporation; (iv) there is consummated a sale or other disposition of all or substantially all of the Company’s consolidated assets, other than a sale or other disposition to an entity in which more than 50% of the entity’s combined voting power is owned by the Company’s stockholders in substantially the same proportions as their ownership of the Company’s outstanding voting securities immediately prior to such sale or other disposition; or (v) a majority of our Board of Directors becomes comprised of individuals whose nomination, appointment, or election was not approved by a majority of the board members or their approved successors.

2026 Plan Amendments and Termination

The 2026 Plan Administrator will have the authority to amend or terminate the 2026 Plan at any time. However, except as otherwise provided in the 2026 Plan or an award agreement, no amendment or termination of the 2026 Plan may materially impair a participant’s rights under his or her outstanding awards without the participant’s consent.

The Company will obtain stockholder approval of any amendment to the 2026 Plan as required by applicable law and listing requirements. No incentive stock options may be granted under the 2026 Plan after the tenth anniversary of the date the 2026 Plan was originally adopted by the Board of Directors.

New 2026 Plan Benefits

The amended and restated 2026 Plan does not provide for set benefits or amounts of awards and we have not approved any awards that are conditioned on shareholder approval of the amended and restated 2026 Plan. Therefore, all future awards to executive officers, employees, consultants, and non-employee directors of the Company under the amended and restated 2026 Plan are discretionary and cannot be determined at this time.

U.S. Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences to participants and the Company with respect to participation in the 2026 Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired the 2026 Plan. The 2026 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. The Company’s ability to realize the benefit of any tax deductions described below depends on the Company’s generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of the Company’s tax reporting obligations.

Nonstatutory Stock Options

Generally, there is no taxation upon the grant of a NSO if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the stock option over the exercise price. If the participant is employed by the Company or one of its affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the participant’s capital gain holding period for those shares will begin on that date.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.

Incentive Stock Options

The 2026 Plan provides for the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share received upon exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss.

If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the stock option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired upon exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired upon exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.

The Company is not allowed a tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, the Company will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant, subject to the requirement of reasonableness and the provisions of Section 162(m) of the Code, and provided that either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Restricted Stock Awards

Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock award will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock award.

Restricted Stock Unit Awards

Generally, the recipient of a restricted stock unit award structured to comply with the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. To comply with the requirements of Section 409A of the Code, the stock subject to a restricted stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the restricted stock unit award otherwise complies with or qualifies for an exception to the requirements of Section 409A of the Code (including delivery upon achievement of a performance goal), in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock unit award will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock unit award.

Stock Appreciation Rights

Generally, if a stock appreciation right is granted with an exercise price equal to the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

Vote Required

Approval of the 2026 Plan requires the affirmative vote of a majority of the voting power of the capital stock entitled to vote and present in person or presented by proxy at the Annual Meeting. An abstention has the same effect as a vote “AGAINST” Proposal 3. Broker non-votes will have no effect.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE 2026 Plan.

PROPOSAL 2: REVERSE STOCK SPLIT PROPOSAL

Our Board has unanimously approved and is recommending that, following the completion of the Decoy Transaction, and in order to facilitate the Combined Company satisfying the Nasdaq initial listing criteria and Nasdaq approving our initial listing application, our stockholders approve a proposed amendment to our Amended and Restated Certificate of Incorporation, as amended, in substantially the form attached hereto as Annex A (the “Certificate of Amendment”), to effect a reverse stock split of all of our outstanding shares of common stock by one of several fixed ratios between 1-for-4 and 1-for-15 (the “Reverse Stock Split”), with the final decision of whether to proceed with the Reverse Stock Split, the effective time of the Reverse Stock Split, and the exact ratio of the Reverse Stock Split to be determined by our Board, in its sole discretion and without further action by the Company’s stockholders, at any time prior to February 24, 2027 (the date that is one year following the Special Meeting); provided, our Board will not select a reverse split ratio that will result in us having fewer than 1,000,000 publicly held shares (which number would be inclusive of shares of common stock to be issued upon conversion of the Preferred Stock) in order for us to qualify under Nasdaq initial listing standards. As of the date of this proxy statement, we believe that effecting a reverse stock split would be necessary in order for the Combined Company to meet the initial listing requirements of the Nasdaq Capital Market. The following table contains approximate information relating to the Common Stock immediately following the proposed reverse stock split under certain possible exchange ratios, based on share information as of December 26, 2025 (the Record Date) (all share numbers are rounded down to the nearest whole share):

	Giving Effect to Reverse Stock Split at Ratio of:
	Prior to Reverse	1-for-4	1-for-8	1-for-10	1-for-15
	Stock Split
Authorized shares of Common Stock	100,000,000	100,000,000	100,000,000	100,000,000	100,000,000
Outstanding shares of Common Stock	6,384,177	1,596,044	798,022	638,418	425,611
Shares of common stock issuable upon exercise of outstanding options and warrants	11,360,820	2,840,205	1,420,102	1,136,082	757,388
Shares issuable upon conversion of Preferred A & B shares issued in the Merger	4,687,242	1,171,810	585,905	468,724	312,482
Shares of common stock reserved for issuance under the Company’s Employee Stock Purchase Plan	2,325	581	290.625	232	155

By approving the Reverse Stock Split, stockholders will be approving the Reverse Stock Split at a specific ratio within the range described above as determined by the Board, as it determines to be in the best interest of the Company’s stockholders. The Board believes that stockholder approval of the range of reverse stock split ratios (as opposed to approval of a single reverse stock split ratio) provides the Board with maximum flexibility to achieve the purpose of a reverse stock split, as discussed below, and therefore is in the best interests of the Company and its stockholders.

If the stockholders approve the Reverse Stock Split, and our Board decides to implement it, the Reverse Stock Split will become effective as of a date and time to be determined by the Board that will be specified in the Certificate of Amendment, but not later than February 24, 2027 (the “Effective Time”). If the Board does not decide to implement the Reverse Stock Split within twelve months from the date of the Special Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate.

The Reverse Stock Split will be realized simultaneously for all outstanding common stock. The Reverse Stock Split will affect all holders of common stock uniformly and each stockholder will hold the same percentage of common stock outstanding immediately following the Reverse Stock Split as that stockholder held immediately prior to the Reverse Stock Split, except for immaterial adjustments that may result from the treatment of fractional shares as further described below. The Reverse Stock Split will not change the par value of our common stock or the number of authorized shares of common stock. The Reverse Stock Split will also affect outstanding stock options and other stock-based awards, as described in “Principal Effects of Reverse Stock Split on Stock Plans and Equity Awards Thereunder” below.

Reasons for the Reverse Stock Split

Our Board is seeking stockholder approval of the Reverse Stock Split with the primary intent of increasing the price of our common stock in order to meet the Nasdaq’s minimum price per share criteria for initial listing on that exchange. Our common stock currently is publicly traded and listed on the Nasdaq Capital Market under the symbol “DCOY.” However, Nasdaq has informed us that the Decoy transaction constitutes a business combination that will result in a “Change of Control” pursuant to Nasdaq Listing Rule 5110(a) and that the post-transaction entity will be required to satisfy all of Nasdaq’s initial listing criteria.

We are submitting this proposal to our stockholders for approval in order to increase the trading price of our Common Stock to enhance the ability of the Combined Company to meet the initial listing requirements of the Nasdaq Capital Market, including the requirement the common stock of the Combined Company have a minimum market price of $4.00 per share. As of January 8, 2025, the closing price of the Combined Company’s common stock was $0.77 per share.

On December 31, 2025, we received written notice (the “Notice”) from Nasdaq notifying us that we are not in compliance with Nasdaq listing rule 5550(a)(2) because the closing bid price of the Company’s common stock for the last 30 consecutive business days was lower than the minimum bid price requirement of $1.00 per share (the “Minimum Bid Price Requirement”). Normally, a company would be afforded a 180-calendar day period to demonstrate compliance with the Minimum Bid Price Requirement. However, pursuant to Nasdaq listing rule 5810(c)(3)(A)(iv) and the Company remaining subject to a Mandatory Panel Monitor, the Company is not eligible for any compliance period specified in Nasdaq listing rule 5810(c)(3)(A) because the Company has effected a reverse stock split during the prior one-year period.

Accordingly, absent an appeal of the delisting determination by January 7, 2026, Nasdaq had determined that the Company’s securities would be scheduled for delisting from The Nasdaq Capital Market and would be suspended at the opening of business on January 9, 2026. In addition, a Form 25-NSE would be filed with the Securities and Exchange Commission (the “SEC”), which would remove the Company’s securities from listing and registration on The Nasdaq Stock Market.

We appealed the delisting determination as of January 7, 2026 by requesting an appeal with a Nasdaq Hearings Panel (the “Hearings Panel”). The request for an appeal has stayed the suspension of the Company’s securities and the filing of the Form 25-NSE pending the Hearings Panel’s decision. We also intend to present our plans to regain compliance with the Minimum Bid Price Requirement, including the implementation of a reverse stock split (for which stockholder approval will be sought at the Special Meeting) and our ultimately meeting the initial listing standards of Nasdaq in accordance with step two of the Decoy Transaction. However, there are no assurances a favorable decision from the Hearing Panel will be obtained or that the Company’s securities will remain listed on The Nasdaq Capital Market.

If stockholders do not approve this proposal, the Combined Company maybe not be able to meet the initial listing criteria and have the common stock of the Combined Company remain listed on Nasdaq. Accordingly, we believe that the Reverse Stock Split is in our stockholders’ best interests.

Following the Reverse Stock Split and our meeting Nasdaq’s other initial listing standards, we intend to file an initial listing application pursuant to the terms of the Merger Agreement for the Combined Company to list the securities of the Combined Company on The Nasdaq Capital Market. Once we receive approval of such initial listing application, we will call a separate special meeting to seek approval of the conversion of the Preferred Stock issued in step one of the Decoy Transaction pursuant to the Merger Agreement. The Preferred Stock issued at the Merger Closing in connection with step one of the Decoy Transaction will not be convertible into the Combined Company’s common stock until Nasdaq’s approval of the initial listing application and stockholder approval of such conversion at such future special meeting.

If we are delisted from the Nasdaq Capital Market and we are not able to list our common stock on another exchange, our common stock could be quoted on the OTC Bulletin Board or in the “pink sheets.” As a result, the Combined Company could face significant adverse consequences including, among others:

•	a limited availability of market quotations for our securities;

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a determination that our common stock is a “penny stock” which will require brokers trading in our common stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•	a limited amount of news and no analyst coverage for us;

•	we would no longer qualify for exemptions from state securities registration requirements, which may require us to comply with applicable state securities laws; and

•	a decreased ability to issue additional securities (including pursuant to short-form registration statements on Form S-3) or obtain additional financing in the future.

Potential Increased Investor Interest

Another reason for the reverse stock split would be to generate investor interest in the common stock of the Combined Company following the Decoy Transaction. An investment in the Common Stock of the Combined Company may not appeal to brokerage firms that are reluctant to recommend lower-priced securities to their clients. Investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. Also, we believe that most investment funds are reluctant to invest in lower priced stocks. Accordingly, our Board believes that a higher stock price may generate investor interest in the common stock of the Combined Company following the Decoy Transaction.

Criteria to Be Used for Decision to Apply the Reverse Stock Split

Our Board believes that stockholder adoption of several fixed reverse stock split ratios, as opposed to adoption of a single reverse stock split ratio, provides maximum flexibility to achieve the purposes of the Reverse Stock Split and, therefore, is in the best interests of the Company and its stockholders. In determining whether to implement the reverse stock split following receipt of stockholder approval, our Board may consider, among other things, various factors, such as:

•	the historical trading prices and trading volume of our Common Stock;

•	the then-prevailing trading price and trading volume of the Common Stock and the anticipated or actual impact of the reverse stock split on the trading price and trading volume of our Common Stock;

•	the ability of the Combined Company to achieve listing on the Nasdaq Capital Market by meeting the initial listing standards;

•	potential devaluation of the Common Stock as a result of the reverse stock split; and

•	prevailing general market and economic conditions.

The Board reserves the right to elect to abandon the Reverse Stock Split (including all of the fixed reverse stock split ratios), notwithstanding stockholder approval thereof, if our Board determines, in its sole discretion, that the

Reverse Stock Split is no longer in the best interests of the Company and its stockholders. In making such determination, our Board will take into account certain factors including the expected trading prices for our common stock, actual or forecasted results of operations and the likely effect of such results on the market price of our common stock, as well as the factors described in the above paragraph.

Certain Risks Associated with the Reverse Stock Split

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There can be no assurance that the total market capitalization of our Common Stock after the implementation of the reverse stock split will be equal to or greater than the total market capitalization before the reverse stock split or that the per share market price of our Common Stock following the reverse stock split will increase in proportion to the reduction in the number of shares of the Common Stock outstanding in connection with the reverse stock split.

•	We cannot guarantee that the reverse stock split would lead to a sustained increase in the trading price of our Common Stock.

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The trading price of our Common Stock may change due to a variety of other factors. You should also keep in mind that the implementation of a reverse stock split does not have an effect on the actual or intrinsic value of the Combined Company’s business or a stockholder’s proportional ownership in the Combined Company. However, should the overall value of our Common Stock decline after the proposed reverse stock split, then the actual or intrinsic value of the shares of Common Stock held by you will also proportionately decrease as a result of the overall decline in value.

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The liquidity of our Common Stock may be harmed by the proposed reverse stock split given the reduced number of shares that would be outstanding after the reverse stock split, particularly if the expected increase in stock price as a result of the reverse stock split is not sustained.

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The proposed reverse stock split may increase the number of stockholders who “odd lots” (less than 1,000 shares) of common stock, creating the potential for such stockholders to experience an increase in the cost of selling their shares and greater difficulty effecting sales than shares in “round lots” of even multiples of 100 shares.

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If our Board effects the reverse stock split, the resulting per-share stock price may nevertheless fail to attract institutional investors and may not satisfy the investing guidelines of such investors and, consequently, the trading liquidity of the Common Stock may not improve.

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A reverse stock split would increase our number of authorized but unissued shares of stock. We could use the shares that are available for future issuance in dilutive equity financing transactions, or to oppose a hostile takeover attempt or delay or prevent changes in control or changes in or removal of management, including transactions that are favored by a majority of the stockholders or in which the stockholders might otherwise receive a premium for their shares over then-current market prices or benefit in some other manner.

Principal Effects of the Reverse Stock Split

By approving this proposal, stockholders will approve the Reverse Stock Split which would combine a specific number of shares of common stock into one share. The Certificate of Amendment to be filed with the Secretary of State of the State of Delaware would include only that number determined by the Board to be in the best interests of the Company and its stockholders. In accordance with these resolutions, the Board will not implement any amendment providing for a different reverse stock split ratio than those specified in this proposal.

As explained above, the Reverse Stock Split will be effected simultaneously for all issued and outstanding shares of common stock and the exchange ratio will be the same for all issued and outstanding shares of common stock. The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that the Reverse Stock Split results in any of our stockholders receiving a cash payment in lieu of owning a fractional share, as further described in the section titled “Fractional Shares” below. Common stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. The Reverse Stock Split will not affect the Company’s continuing obligations under the periodic reporting requirements of the Exchange Act. Following the Reverse Stock Split, our common stock will continue to be listed on the Nasdaq Capital Market under the ticker symbol “DCOY,” although it would receive a new CUSIP number.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

If the Reverse Stock Split is approved by the Company’s stockholders, and if at such time the Board still believes that a reverse stock split is in the best interests of the Company and its stockholders, the Board will determine the ratio of the Reverse Stock Split to be implemented. The Reverse Stock Split will become effective as of the Effective Time. The Board will determine the exact timing of the filing of the Certificate of Amendment based on its evaluation as to when the filing would be the most advantageous to the Company and its stockholders. If the Board does not decide to implement the Reverse Stock Split within twelve months from the date of the Special Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate.

Except as described below under the sections titled “Fractional Shares” and “Principal Effects of Reverse Stock Split on Stock Plans and Equity Awards Thereunder,” at the Effective Time, each whole number of issued and outstanding pre-Reverse Stock Split shares that the Board has determined will be combined into one post-Reverse Stock Split share (based on the Board’s final selection of the fixed ratio to be applied) will, automatically and without any further action on the part of our stockholders, be combined into and become one share of common stock, and each certificate which, immediately prior to the Effective Time represented pre-Reverse Stock Split shares, will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split shares.

Fractional Shares

No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders of record at the Effective Time of the Reverse Stock Split who otherwise would be entitled to receive fractional shares because they hold a number of pre-Reverse Stock Split shares not evenly divisible by the number of pre-Reverse Stock Split shares for which each post-Reverse Stock Split share is to be exchanged, will, in lieu of a fractional share, be entitled, upon surrender to the exchange agent of certificate(s) representing such pre-Reverse Stock Split shares (except as described below under “—Book-Entry Shares”), to a cash payment, without interest, in lieu thereof, as set forth in the Certificate of Amendment.

Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, sums due for fractional interests that are not timely claimed after the Effective Time may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid. Stockholders will not be entitled to receive interest for the period of time between the Effective Time and the date payment is received.

Book-Entry Shares

If the Reverse Stock Split is effected, stockholders who hold uncertificated shares (i.e., shares held in book-entry form and not represented by a physical stock certificate), either as direct or beneficial owners, will have their holdings electronically adjusted automatically by our transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the Reverse Stock Split. Stockholders who hold uncertificated shares as direct owners will be sent a statement of holding from our transfer agent that indicates the number of post-Reverse Stock Split shares of our common stock owned in book-entry form.

Certificated Shares

As soon as practicable after the Effective Time of the Reverse Stock Split, stockholders will be notified that the Reverse Stock Split has been effected. We expect that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-Reverse Stock Split shares will be asked to surrender to the exchange agent certificates representing pre-Reverse Stock Split shares in exchange for certificates representing post-Reverse Stock Split shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by us or our exchange agent. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Any pre-Reverse Stock Split shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-Reverse Stock Split shares. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Anti-Takeover and Dilutive Effects

The number of authorized shares of our common stock will not be diluted as a result of the reverse stock split. The common stock and preferred stock that is authorized but unissued provide the Board with flexibility to effect, among other transactions, public or private financings, acquisitions, stock dividends, stock splits and the granting of equity incentive awards. However, these authorized but unissued shares may also be used by the Board, consistent with and subject to its fiduciary duties, to deter future attempts to gain control of us or make such actions more expensive and less desirable. The Certificate of Amendment would continue to give our Board authority to issue additional shares from time to time without delay or further action by the stockholders except as may be required by applicable law or regulations. The Certificate of Amendment is not being recommended in response to any specific effort of which we are aware to obtain control of us, nor does our Board have any present intent to use the authorized but unissued common stock or preferred stock to impede a takeover attempt.

Except for the Company’s obligation to issue common stock upon the exercise of outstanding options and warrants, and, following shareholder approval at another special meeting to be called in the near future, the Company’s obligation to issue shares of Common Stock upon conversion of our preferred stock outstanding issued in the Decoy Transaction, we have no specific plan, commitment, arrangement, understanding or agreement, either oral or written, regarding the issuance of common stock subsequent to the reverse stock split at this time, and we have not allocated any specific portion of the authorized number of shares to any particular purpose.

Principal Effects of Reverse Stock Split on Stock Plans and Equity Awards Thereunder

Pursuant to the terms of the Company’s 2015 Equity Incentive Plan and Employee Stock Purchase Plan and the agreements governing equity awards thereunder, the Board or a committee thereof, as applicable, will adjust the number of shares of common stock available for future grant (if any), the number of shares of common stock underlying outstanding awards, the exercise price per share of outstanding stock options, and other terms of outstanding awards issued pursuant to the stock plans to equitably reflect the effects of the Reverse Stock Split. With respect to any such outstanding equity awards, the contemplated equitable adjustments will result in approximately the same aggregate exercise price being required to be paid under such stock options, and approximately the same value of shares of common stock being delivered upon exercise, vesting or settlement of such awards immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. Any fractional shares that would otherwise result from the Reverse Stock Split adjustments described above with respect to outstanding equity awards will be eliminated through rounding or as otherwise determined by the Board or a committee thereof in accordance with the terms of such Stock Plans and award agreements thereunder.

Accounting Matters

The Reverse Stock Split will not affect the common stock capital account on our balance sheet. However, because the par value of our common stock will remain unchanged at the Effective Time of the split, the components that make up the common stock capital account will change by offsetting amounts. Depending on the size of the Reverse Stock Split that the Board decides to implement, the stated capital component will be reduced proportionately based upon the Reverse Stock Split and the additional paid-in capital component will be increased with the amount by which the stated capital is reduced. Immediately after the Reverse Stock Split, the per share net income or loss and net book value of our common stock will be increased because there will be fewer shares of common stock outstanding. All historic share and per share amounts in our financial statements and related footnotes will be adjusted accordingly for the Reverse Stock Split.

Effect on Par Value

The amendment to our Certificate of Incorporation will not affect the par value of our common stock, which will remain at $0.0001 per share.

Dividends

We have never declared or paid cash dividends on our capital stock. We currently intend to retain all of our future earnings, if any, to finance the operation, development and growth of our business. While the timing, declaration and payment of any future dividends to holders of our common stock fall within the discretion of our Board and will depend on our operating results, earnings, financial condition, the capital requirements of our business and other factors, our Board expects that the amount of future dividends, if any, would be adjusted accordingly to reflect the Reverse Stock Split.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

No Dissenters’ Appraisal Rights

Under the Delaware General Corporation Law, our stockholders do not have a right to dissent and are not entitled to appraisal rights with respect to the proposed Certificate of Amendment to effect the reverse stock split, and we will not independently provide our stockholders with any such rights.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of important tax considerations of the reverse stock split. It addresses only stockholders who hold our common stock as capital assets. It does not purport to be complete and does not address stockholders subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign stockholders, stockholders who hold their pre-reverse stock split shares as part of a straddle, hedge or conversion transaction, and stockholders who acquired their pre-reverse stock split shares pursuant to the exercise of employee stock options or otherwise as compensation. This summary is based upon current law, which may change, possibly even retroactively. It does not address tax considerations under state, local, foreign and other laws. The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the reverse stock split.

The reverse stock split is intended to constitute a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended. Assuming the reverse stock split qualifies as reorganization, a stockholder generally will not recognize gain or loss on the reverse stock split, except to the extent of cash, if any, received in lieu of a fractional share interest. The aggregate tax basis of the post-reverse stock split shares received will be equal to the aggregate tax basis of the pre-reverse stock split shares exchanged therefor (excluding any portion of the holder’s basis allocated to fractional shares), and the holding period of the post-reverse stock split shares received will include the holding period of the pre-reverse stock split shares exchanged.

A holder of the pre-reverse stock split shares who receives cash will generally be treated as having exchanged a fractional share interest for cash in a redemption by us. The amount of any gain or loss will be equal to the difference between the portion of the tax basis of the pre-reverse stock split shares allocated to the fractional share interest and the cash received and generally should be capital gain or loss and generally would be a long-term gain or loss to the extent that the holder’s holding period exceeds 12 months.

The foregoing views are not binding on the Internal Revenue Service or the courts. Accordingly, each stockholder should consult with their own tax advisor with respect to all of the potential tax consequences to them of the reverse stock split.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our common stock and equity awards granted to them pursuant to the stock plans.

Reservation of Right to Abandon Reverse Stock Split

We reserve the right to not file the Certificate of Amendment and to abandon any Reverse Stock Split (including all of the fixed reverse stock split ratios) without further action by our stockholders at any time before the effectiveness of the filing with the Secretary of the State of Delaware of the Certificate of Amendment, even if the authority to effect these amendments is approved by our stockholders at the Special Meeting. By voting in favor of the Reverse Stock Split (including each of the fixed reverse stock split ratios), you are expressly also authorizing the Board to delay, not proceed with, and abandon, the Reverse Stock Split (including all of the fixed reverse stock split ratios) and the Certificate of Amendment if it should so decide, in its sole discretion, that such actions are in the best interests of our stockholders.

Vote Required

The Reverse Stock Split Proposal requires that the votes cast for the Reverse Stock Split Proposal exceed the votes cast against the Reverse Stock Split Proposal. The Reverse Stock Split Proposal is a matter we believe will be considered “routine.” Therefore, broker non-votes will not occur in connection with this proposal because brokers, banks, trustees and other nominees have discretionary voting authority to vote shares on this proposal under stock exchange rules without specific instructions from the beneficial owner of such shares. Abstentions will have no effect on the outcome of this proposal.

Recommendation of the Board

The Board recommends that the stockholders vote “FOR” the Reverse Stock Split Proposal.

PROPOSAL 3: ADJOURNMENT PROPOSAL

General

Our stockholders are being asked to consider and vote upon an adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are insufficient votes in favor of approval of the Proposals.

For the avoidance of doubt, any proxy authorizing the adjournment of the Special Meeting shall also authorize successive adjournments thereof, at any meeting so adjourned, to the extent necessary for us to solicit additional proxies in favor of the adoption of such proposal.

Required Vote

The Adjournment Proposal requires the affirmative vote of a majority of the voting power of the capital stock entitled to vote and present in person or represented by proxy at the Special Meeting. Broker non-votes will not occur in connection with this proposal because brokers, banks, trustees and other nominees have discretionary voting authority to vote shares on this proposal under stock exchange rules without specific instructions from the beneficial owner of such shares. Abstentions will have the effect of an “AGAINST” on this proposal.

Recommendation of the Board

The Board recommends that the stockholders vote “FOR” the Adjournment Proposal.

DESCRIPTION OF CAPITAL STOCK

The summary of general terms and provisions of our capital stock set forth below does not purport to be complete and is subject to and qualified by reference to our Amended and Restated Certificate of Incorporation, as amended, (the “Certificate of Incorporation”), the Amended and Restated Bylaws (the “Bylaws”) and the Certificate of Designations of Preferences, Rights and Limitations of the Series A Preferred Stock (the “Certificate of Designations”, and together with the Certificate of Incorporation and the Bylaws, the “Charter Documents”), each of which is included as an exhibit to our most recent Annual Report on Form 10-K filed with the SEC and incorporated by reference herein. For additional information, please read the Charter Documents and the applicable provisions of the Delaware General Corporation Law (the “DGCL”).

Authorized Capital Stock

We are authorized to issue up to 110,000,000 shares, of which (i) 100,000,000 have been designated common stock, par value $0.0001 per share, and (ii) 10,000,000 have been designated preferred stock, par value $0.0001 per share. As of December 26, 2025 (the Record Date), there were 6,384,177 shares of Salarius’ our common stock outstanding, held by 63 stockholders of record. This figure does not reflect the number of beneficial owners of shares of our common stock as a single stockholder of record often holds shares in nominee name (also referred to as, in “street name”) on behalf of multiple beneficial owners.

Common Stock

Voting Rights

The holders of shares of common stock have the exclusive power to vote on all matters presented to our stockholders unless Delaware law or the certificate of designation for an outstanding series of preferred stock gives the holders of that series of preferred stock the right to vote on certain matters. Each holder of shares of common stock is entitled to one vote per share.

When a quorum is present at any meeting, the vote of the holders of a majority of the voting power of the common stock entitled to vote and present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the Charter Documents or by law, a different vote is required in which case such express provision shall govern and control the decision of such question. Directors are elected by a plurality of the voting power of the shares present in person or represented by proxy and entitled to vote on the election of directors at a meeting at which a quorum is present, and stockholders are not entitled to cumulate their votes for the election of directors.

Dividend Rights

Subject to any prior rights of any preferred stock then outstanding, the holders of shares of common stock are entitled to receive dividends ratably out of funds legally available, when and if declared by our board of directors.

No Preemptive or Similar Rights

The common stock is not entitled to preemptive rights and is not subject to conversion, redemption or sinking fund provisions.

Right to Receive Liquidation Distributions

If we become subject to a liquidation, dissolution or winding-up, the assets legally available for distribution to our stockholders would be distributable ratably among the holders of the common stock and any participating preferred stock outstanding at that time, subject to prior satisfaction of all outstanding debt and liabilities and the preferential rights and payment of liquidation preferences, if any, on any outstanding shares of preferred stock.

Description of Preferred Stock

Preferred Stock

Our board of directors is authorized, subject to limitations prescribed by Delaware law, to issue Preferred Stock in one or more series, to establish from time to time the number of shares to be included in each series and to fix the designation, powers, preferences and rights of the shares of each series and any of their qualifications, limitations or restrictions, in each case without further vote or action by our stockholders. Subject to the Certificate of Designation, our board of directors can also increase or decrease the number of shares of any series of Preferred Stock, but not below the number of shares of that series then outstanding, without any further vote or action by Our stockholders. Our board of directors may authorize the issuance of Preferred Stock with voting or conversion rights that could adversely affect the voting power or other rights of the holders of our common stock. The issuance of Preferred Stock, while providing flexibility in connection with possible acquisitions and other corporate purposes, could, among other things, have the effect of delaying, deferring or preventing a change in control of the Combined Company and might adversely affect the market price of our common stock and the voting and other rights of the holders of our common stock. We have no current plan to issue any additional shares of Preferred Stock other than the shares of our Series A Preferred Stock and Series B Preferred Stock that were issued upon closing of the Decoy Transaction on November 12, 2025.

Series A Preferred Stock

Holders of Series A Preferred Stock are entitled to receive dividends on shares of Series A Preferred Stock equal to, on an as-if-converted-to-common-stock basis, and in the same form as dividends actually paid on shares of our common stock. Except as provided in the Series A Certificate of Designation or as otherwise required by law, the Series A Preferred Stock does not have voting rights. However, as long as any shares of Series A Preferred Stock are outstanding, we will not, without the affirmative vote of the holders of a majority of the then outstanding shares of the Series A Preferred Stock: (a) alter or change adversely the powers, preferences or rights given to the Series A Preferred Stock, or alter or amend the Series A Certificate of Designation, amend or repeal any provision of, or add any provision to, the Certificate of Incorporation or Bylaws, or file any articles of amendment, certificate of designations, preferences, limitations and relative rights of any series of Preferred Stock, if such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Series A Preferred Stock, regardless of whether any of the foregoing actions will be by means of amendment to the Certificate of Incorporation or by merger, consolidation, recapitalization, reclassification, conversion or otherwise, (b) issue further shares of Series A Preferred Stock or increase or decrease (other than by conversion) the number of authorized shares of Series A Preferred Stock, (c) authorize, create or issue classes or series of equity securities other than Junior Securities; (d) authorize, create and/or issue any funded indebtedness (other than indebtedness already incurred); (e) sell or transfer, other than in the ordinary course of its business, mortgage, assign, pledge, lease, grant a security interest in, or encumber any of the Corporation’s assets or (f) enter into any agreement with respect to any of the foregoing. The Series A Preferred Stock does not have a preference upon any liquidation, dissolution or winding-up of the Combined Company.

The Certificate of Designation includes a post-closing anti-dilution price protection for holders of Series A Preferred Stock whereby if the Combined Company conducts any subsequent dilutive financing at an effective price per share below the Initial Issuance Price of $10.50 per underlying shares of common stock, the conversion ratio will be reset such that the number of common shares underlying each share of Preferred Stock will be equal to the product of 1,000 multiplied by a fraction, the numerator of which is the Initial Issuance Price and the denominator of which is the effective per share price in any future financing, provided that in no event will the denominator be less than the Floor Price of $3.75. Our November financing triggered the Floor Price and accordingly, the conversion ratio was reset to 2,800 to 1.

Following stockholder approval of the conversion of our outstanding shares of Preferred Stock (to be voted on at a future near-term special meeting) and Nasdaq approval of the Initial Listing Application (the “Conversion

Approval Date”), each share of Series A Preferred Stock will be automatically converted into such number of shares of common stock issuable pursuant to the then prevailing conversion ratio, subject to adjustment and certain limitations, including that no holder, together with its affiliates, may convert shares of Series A Preferred Stock in excess of 4.99% of the then issued and outstanding common stock after giving effect to the issuance of shares in connection with the conversion (the “Beneficial Ownership Limitation”), subject to the each holder’s right, upon 61 days prior written notice to us, to increase the Beneficial Ownership Limitation to 9.99%.

Series B Preferred Stock

Holders of Series B Preferred Stock are entitled to receive dividends on shares of Series B Preferred Stock equal to, on an as-if-converted-to-common-stock basis, and in the same form as dividends actually paid on shares of our common stock. Except as provided in the Series B Certificate of Designation or as otherwise required by law, the Series B Preferred Stock does not have voting rights. However, as long as any shares of Series B Preferred Stock are outstanding, we will not, without the affirmative vote of the holders of a majority of the then outstanding shares of the Series B Preferred Stock: (a) alter or change adversely the powers, preferences or rights given to the Series B Preferred Stock, or alter or amend the Series B Certificate of Designation, amend or repeal any provision of, or add any provision to, the Certificate of Incorporation or Bylaws, or file any articles of amendment, certificate of designations, preferences, limitations and relative rights of any series of Preferred Stock, if such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Series B Preferred Stock, regardless of whether any of the foregoing actions will be by means of amendment to the Certificate of Incorporation or by merger, consolidation, recapitalization, reclassification, conversion or otherwise, (b) issue further shares of Series B Preferred Stock or increase or decrease (other than by conversion) the number of authorized shares of Series B Preferred Stock, (c) authorize, create or issue classes or series of equity securities other than Junior Securities; (d) authorize, create and/or issue any funded indebtedness (other than indebtedness already incurred); (e) sell or transfer, other than in the ordinary course of its business, mortgage, assign, pledge, lease, grant a security interest in, or encumber any of the Corporation’s assets or (f) enter into any agreement with respect to any of the foregoing. The Series B Preferred Stock does not have a preference upon any liquidation, dissolution or winding-up of the Combined Company.

The Series B Preferred Stock is subject to both mandatory and optional redemption provisions. Fifty percent (50%) of the net proceeds received by the Combined Company from any post-closing drawdowns and/or sales under our At-the-Market Program with Ladenburg Thalmann & Co., Inc or equity line of credit with C/M Capital Master Fund, LP must be used to redeem outstanding shares of Series B Preferred Stock at the redemption price until all Series B Preferred Stock is fully redeemed. Additionally, we have the option to redeem all or any portion of the outstanding Series B Preferred Stock at any time. The initial redemption price per share of Series B Preferred Stock is the Initial Issuance Price multiplied by 1,000.

The Certificate of Designation includes a post-closing anti-dilution price protection for holders of Series B Preferred Stock whereby if the Combined Company conducts any subsequent dilutive financing (which may include this financing) at an effective price per share below the Initial Issuance Price of $10.50 per underlying share of common stock, the conversion ratio will be reset such that the number of common shares underlying each share of Preferred Stock will be equal to the product of 1,000 multiplied by a fraction, the numerator of which is the Initial Issuance Price and the denominator of which is the effective per share price in any future financing, provided that in no event will the denominator be less than the Floor Price of $3.75. Our November financing triggered the Floor Price and accordingly, the conversion ratio was reset to 2,800 to 1.

Following the Conversion Approval Date, holders of Series B Preferred stock may convert any or all of their preferred shares into our common stock such that each share of Series B Preferred Stock will be converted into such number of shares of common stock issuable pursuant to the then prevailing conversion ratio, subject to adjustment and certain limitations, including that no holder, together with its affiliates, may convert shares of Series B Preferred Stock in excess of the Beneficial Ownership Limitation, subject to the each holder’s right, upon 61 days prior written notice to us, to increase the Beneficial Ownership Limitation to 9.99%.

Outstanding Warrants

As of December 26, 2025, approximately 11,195,753 shares of our common stock issuable upon the exercise of warrants remain outstanding.

On November 12, 2025, we issued (i) pre-funded warrants to purchase up to 2,152,331 shares of Common Stock (all of which have since been exercised), (ii) Series A warrants to purchase up to 4,666,666 shares of Common Stock, (iii) Series B warrants to purchase up to 4,666,666 shares of Common Stock and (iv) an additional Series A warrants to purchase up to 699,999 shares of Common Stock and Series B warrants to purchase up to 699,999 shares of Common Stock upon exercise of Ladenburg Thalmann & Co. Inc.’s (the “Representative”) option granted in connection with our financing that occurred on that date.

Additionally, we issued warrants to the Representative to purchase up to 268,333 shares of Common Stock at an exercise price of $2.325, subject to adjustments (the “Representative Warrants”). The Representative Warrants are exercisable at any time and from time to time, in whole or in part, until November 11, 2030, and have substantially similar terms to the Series A warrants.

Each pre-Funded warrant was sold in lieu of shares of common stock, are exercisable immediately upon issuance, have an exercise price of $0.0001 per share and expire when exercised in full. Under the terms of the Warrants and the Representative Warrants, the investor may not exercise the warrants to the extent such exercise would cause the investor, together with its affiliates and attribution parties, to beneficially own a number of shares of our common stock in excess of the Beneficial Ownership Limitation (or, at such investor’s option upon issuance, 9.99%), of our then outstanding common stock following such exercise, excluding for purposes of such determination shares of common stock issuable upon exercise of such warrants which have not been exercised.

Anti-Takeover Provisions in Charter Documents

Certain provisions of the Charter Documents, which are summarized below, may have the effect of delaying, deferring or preventing another person from acquiring control of us. These provisions may discourage takeovers, coercive or otherwise, and are also designed, in part, to encourage persons seeking to acquire control of our company to negotiate first with our board of directors. We believe that the benefits of increased protection of our potential ability to negotiate with an unfriendly or unsolicited acquirer outweigh the disadvantages of discouraging a proposal to acquire us because negotiation of these proposals could result in an improvement of their terms. These provisions include the following:

Board of Directors Vacancies. Pursuant to the Charter Documents, our board of directors may fill vacant directorships. In addition, directors may only be removed for cause and only upon the affirmative vote of at least sixty-six and two-thirds percent of the voting power of outstanding voting stock. In addition, the number of directors constituting the board of directors may be set only by a resolution adopted by a majority vote of the board of directors. These provisions may have the effect of deferring, delaying or discouraging hostile takeovers, or changes in control or management of our company and will make it more difficult to change the composition of the board of directors, which will promote continuity of management.

Classified Board. The Charter Documents provide that our board of directors is classified into three classes of directors, with each class serving three-year staggered terms. A third-party may be discouraged from making a tender offer or otherwise attempting to obtain control of our company as it is more difficult and time-consuming for stockholders to replace a majority of the directors on a classified board of directors.

Stockholder Action; Special Meeting of Stockholders. Pursuant to Section 228 of the DGCL, any action required to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of stock entitled to vote thereon were present and voted, unless the Certificate of Incorporation provides otherwise. The Certificate of Incorporation provides that stockholders may not take action by written consent but may only take action at annual or special meetings of stockholders. As a result, a holder controlling a majority of our capital stock would not be able to amend the Bylaws or remove directors without holding a meeting of stockholders called in accordance with the Charter Documents. The Bylaws provides that special meetings of the stockholders may be called only upon a resolution approved by a majority of the total number of directors that we would have if there were no vacancies. These provisions might delay the ability of our stockholders to force consideration of a proposal or for stockholders controlling a majority of our capital stock to take any action, including the removal of directors.

Advance Notice Requirements for Stockholder Proposals and Director Nominations. The Bylaws provide advance notice procedures for stockholders seeking to bring business before Decoy’s annual meeting of stockholders (the “Annual Meeting”) or to nominate candidates for election as directors at the Annual Meeting. The Bylaws specify certain requirements regarding the form and content of a stockholder’s notice and prohibit the conduct of any business at a special meeting other than as specified in the notice for such meeting. These provisions might preclude stockholders from bringing matters before the Annual Meeting or from making nominations for directors at the Annual Meeting if the proper procedures are not followed. These provisions may also discourage or deter a potential acquirer from conducting a solicitation of proxies to elect the acquirer’s own slate of directors or otherwise attempting to obtain control of Decoy.

No Cumulative Voting. The DGCL provides that stockholders are not entitled to cumulate votes in the election of directors unless a corporation’s certificate of incorporation provides otherwise. The Certificate of Incorporation does not provide for cumulative voting.

Amendment of Charter Provisions and Bylaws. The Charter Documents provides that the Bylaws may be adopted, amended, altered or repealed by either (i) a vote of a majority of the total number of directors of the board of directors or (ii) in addition to any other vote otherwise required by law, the affirmative vote of the holders of at least sixty-six and two-thirds percent of the voting power of all of the then outstanding shares of capital stock entitled to vote generally in the election of directors.

Our Charter Documents also provide that the provisions of the Certificate of Incorporation relating to provisions relating to the management of the business, board of directors, director liability, indemnification and forum selection., may only be amended, altered, changed or repealed by the affirmative vote of the holders of at least sixty-six and two-thirds percent of the voting power of all of our outstanding shares of capital stock entitled to vote generally in the election of directors, voting together as a single class.

Issuance of Undesignated Preferred Stock. The board of directors has the authority, without further action by our stockholders, to designate and issue shares of preferred stock with rights and preferences, including super voting, special approval, dividend or other rights or preferences on a discriminatory basis. The existence of authorized but unissued shares of undesignated preferred stock would enable the board of directors to render more difficult or to discourage an attempt to obtain control of our company by means of a merger, tender offer, proxy contest or other means.

Business Combinations with Interested Stockholders. We are subject to the provisions of Section 203 of the DGCL. In general, Section 203 prohibits a publicly held Delaware corporation from engaging in a business combination, such as a merger, with an interested stockholder (i.e., subject to certain exceptions, a person or group owning 15% or more of the corporation’s voting stock) for a period of three years following the date the person became an interested stockholder, unless (with certain exceptions) the business combination or the transaction in which the person became an interested stockholder is approved in a prescribed manner.

Forum Selection. The Charter Documents provide that unless we consent in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware will, to the fullest extent permitted by applicable law, be the sole and exclusive forum for:

•	any derivative action or proceeding brought on behalf of our company;

•	any action asserting a claim of breach of a fiduciary duty owed by any director, officer, or other employee of our company to us or our stockholders;

•	any action asserting a claim of breach of a fiduciary duty owed by any director, officer, or other employee of our company to us or our stockholders; and

•	any action asserting a claim against us governed by the internal affairs doctrine.

in each such case, subject to such Court of Chancery of the State of Delaware having personal jurisdiction over the indispensable parties named as defendants therein. The Charter Documents also provides that any person or entity purchasing or otherwise acquiring any interest in shares of our capital stock will be deemed to have notice of, and to have consented to, this forum selection provision.

Although these provisions benefit us by providing increased consistency in the application of Delaware law for the specified types of actions and proceedings, the provisions may have the effect of increasing the costs of and discouraging lawsuits against our directors, officers, employees and agents. The enforceability of similar exclusive forum provisions in other companies’ charters has been challenged in legal proceedings, and it is possible that, in connection with one or more actions or proceedings described above, a court could rule that this provision in the Certificate of Incorporation is inapplicable or unenforceable. For example, the choice of forum provisions summarized above are not intended to, and would not, apply to suits brought to enforce any liability or duty created by the Exchange Act, or other claim for which the federal courts have exclusive jurisdiction. Additionally, there is uncertainty as to whether our choice of forum provisions would be enforceable with respect to suits brought to enforce any liability or duty created by the Securities Act, or other claims for which the federal courts have concurrent jurisdiction, and in any event stockholders will not be deemed to have waived our compliance with federal securities laws and rules and regulations thereunder.

INFORMATION INCORPORATED BY REFERENCE

The SEC allows us to “incorporate by reference” information into this proxy statement, which means that we can disclose important information to you by referring you to another document filed separately with the SEC. The documents incorporated by reference into this proxy statement contain important information that you should read about us.

The following documents are incorporated by reference into this document:

•	our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on March 21, 2025;

•

our Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2025, June 30, 2025 and September 30, 2025 filed with the SEC on May 14, 2025, on August  12, 2025 and on November 14, 2025, respectively;

•	those portions of our Definitive Proxy Statement on Schedule 14A filed on November 7, 2025 that are deemed “filed” with the SEC;

•

our Current Reports on Form 8-K and 8-K/A (other than portions thereof furnished under Item 2.02 or Item 7.01 of Form 8-K and exhibits accompanying such reports that relate to such items) filed with the SEC on January  13, 2025, January  17, 2025, March  11, 2025, March  28, 2025, April  25, 2025, June  11, 2025, June  16, 2025, July  8, 2025, July  14, 2025, July  21, 2025, July  28, 2025, July  29, 2025, July  31, 2025, August  15, 2025, August  18, 2025, August  22, 2025, August  26, 2025, August  26, 2025, August  27, 2025, September  9, 2025, September  18, 2025, October  6, 2025, October  14, 2025, October  21, 2025, November  13, 2025, November  17, 2025, November  19, 2025, December  19, 2025, January  2, 2026, and January 2, 2026;

•

the description of our common stock contained in our Registration Statement on  Form 8-A filed on January  23, 2015, as updated by Exhibit 4.9 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including any amendments or reports filed for the purpose of updating such description.

We also incorporate by reference into this proxy statement all documents (other than current reports furnished under Item 2.02 or Item 7.01 of Form 8-K and exhibits filed on such form that are related to such items) that are filed by us with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of the initial registration statement of which this proxy statement is a part and prior to the effectiveness of such registration statement and all documents that are filed by us with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement but prior to the termination of the offering. These documents include periodic reports, such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as well as proxy statements.

Any statement contained herein or in a document incorporated or deemed to be incorporated by reference into this document will be deemed to be modified or superseded for purposes of the document to the extent that a statement contained in this document or any other subsequently filed document that is deemed to be incorporated by reference into this document modifies or supersedes the statement.

You may request, orally or in writing, a copy of any or all of the documents incorporated herein by reference. These documents will be provided to you at no cost, by contacting: Decoy Therapeutics Inc., Chief Financial Officer, at 2450 Holcombe Blvd., Suite X, Houston, TX 77021. In addition, copies of any or all of the documents incorporated herein by reference may be accessed at our website at www.decoytx.com. The information on such website is not incorporated by reference and is not a part of this proxy statement.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We filed with the SEC a registration statement under the Securities Act for the securities offered by this proxy statement. This proxy statement does not contain all of the information in the registration statement and the exhibits and schedule that were filed with the registration statement. For further information with respect to us and our securities, we refer you to the registration statement and the exhibits and schedule that were filed with the registration statement. Statements contained in this proxy statement about the contents of any contract or any other document that is filed as an exhibit to the registration statement are not necessarily complete, and we refer you to the full text of the contract or other document filed as an exhibit to the registration statement. The SEC maintains a website that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. The address of the website is www.sec.gov.

We file periodic reports under the Exchange Act, including annual, quarterly and special reports, and other information with the SEC. These periodic reports and other information are available for inspection and copying at the SEC regional offices, public reference facilities and on the website of the SEC referred to above.

We make available free of charge on or through our internet website our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. The information found on our website, www. decoytx.com, other than as specifically incorporated by reference in this proxy statement, is not part of this proxy statement.

OTHER MATTERS

The Board of Directors does not know of any other business that will be presented at the Special Meeting. If any other business is properly brought before the Special Meeting, the proxy holders will vote in accordance with their judgment unless you direct them otherwise. Whether or not you intend to attend the Special Meeting, we urge you to vote by telephone or the Internet.

Householding of Proxy Materials

To reduce the expense of delivering duplicate proxy materials to stockholders who may have more than one account holding our stock but who share the same address, we have adopted a procedure approved by the SEC called “householding.” Under this procedure, certain stockholders of record who have the same address and last name will receive only one copy of our proxy materials until such time as one or more of these stockholders notifies us that they want to receive separate copies. This procedure reduces duplicate mailings and saves printing costs and postage fees, as well as natural resources. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If you receive a single set of proxy materials as a result of householding and you would like to have separate copies of proxy materials mailed to you, please submit a request to our Secretary at 2450 Holcombe Blvd., Suite X, Houston, TX 77021 and we will promptly send you what you have requested. You can also contact our Secretary at the above address if you received multiple copies of the Special Meeting materials and would prefer to receive a single copy in the future, or if you would like to opt out of householding for future mailings.

Stockholder Proposals for the 2026 Annual Meeting of Stockholders

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by July 10, 2026, to our Secretary at 2450 Holcombe Blvd., Suite X, Houston, TX 77021. If you wish to submit any other motion related to business proposed to be brought before next year’s annual meeting of stockholders, you must provide the specified information required by our Bylaws to our Secretary at 2450 Holcombe Blvd., X, Houston, TX 77021 not more than 120 days (July 10, 2026) nor less than 90 days (August 9, 2026) prior to the first anniversary of the date the proxy statement was provided to our stockholders in connection with the 2025 Annual Meeting of stockholders; however, if the annual meeting is called for a date that is more than 30 days before or after the anniversary date of the 2025 annual meeting of stockholders, notice by the stockholder must be received by our Secretary not later than the close of business on the later of (i) the 90th day prior to the 2026 annual meeting of stockholders and (ii) the 10th day following the day on which public announcement of the date of the 2026 annual meeting of stockholders is publicly given. You are also advised to review our Bylaws, which contain additional requirements regarding advance notice of stockholder proposals and director nominations.

In addition to satisfying the foregoing advance notice requirements under our Bylaws, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide written notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than October 20, 2026, which is 60 days prior to the one-year anniversary of the Annual Meeting.

Other Business

Our Board does not know of any other business that will be presented at the Special Meeting. If any other business is properly brought before the Special Meeting, the proxy holders will vote in accordance with their judgment unless you direct them otherwise. Whether or not you intend to attend the Special Meeting, we urge you to vote by Internet or telephone.

By order of the Board of Directors,

Houston, TX

January 9, 2026

/s/ Mark J. Rosenblum
Mark J. Rosenblum
Executive Vice President and Chief Financial Officer.

ANNEX A:

THE DECOY THERAPEUTICS INC. 2026 EQUITY INCENTIVE PLAN

DECOY THERAPEUTICS INC.

2026 EQUITY INCENTIVE PLAN

1.	GENERAL.

(a) Eligible Award Recipients. Employees, Directors and Consultants are eligible to receive Awards.

(b) Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Appreciation Rights, (iv) Restricted Stock Awards, (v) Restricted Stock Unit Awards, (vi) Performance Stock Awards, (vii) Performance Cash Awards, and (viii) Other Stock Awards.

(c) Purpose. The purpose of this 2026 Equity Incentive Plan is to promote the interests of Company and its stockholders by providing a means for the Company to attract, retain, and motivate key Employees, Directors and Consultants who contribute to the success and growth of the Company. The Plan is designed to align the interests of recipients with those of the Company’s stockholders by providing incentives in the form of equity-based awards, thereby encouraging recipients to contribute to the long-term performance and value of the Company.

2.	ADMINISTRATION.

(a) Administration by Board. The Board will administer the Plan. The Board may delegate administration of the Plan to a Committee or Committees, as provided in Section 2(c).

(b) Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine: (A) who will be granted Awards; (B) when and how each Award will be granted; (C) what type of Award will be granted; (D) the provisions of each Award (which need not be identical), including when a person will be permitted to exercise or otherwise receive cash or Common Stock under the Award; (E) the number of shares of Common Stock subject to, or the cash value of, an Award; and (F) the Fair Market Value applicable to a Stock Award.

(ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan and Awards. The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement or in the written terms of a Performance Cash Award, in a manner and to the extent it will deem necessary or expedient to make the Plan or Award fully effective.

(iii) To settle all controversies regarding the Plan and Awards granted under it.

(iv) To accelerate, in whole or in part, the time at which an Award may be exercised or vest (or the time at which cash or shares of Common Stock may be issued in settlement thereof).

(v) To suspend or terminate the Plan at any time. Except as otherwise provided in the Plan or an Award Agreement, suspension or termination of the Plan will not materially impair a Participant’s rights under the Participant’s then-outstanding Award without the Participant’s written consent, except as provided in subsection (viii) below.

(vi) To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or bringing the Plan or Awards granted under the Plan into compliance with the requirements for Incentive Stock Options or ensuring that they are exempt from, or compliant with, the requirements for nonqualified deferred compensation under Section 409A of the Code, subject to the limitations, if any, of applicable law. If required by applicable law or listing requirements, and except as provided in Section 9(a) relating to Capitalization Adjustments, the Company will seek stockholder approval of any amendment of the Plan that (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan, (D) materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (E) materially extends the term of the Plan, or (F) materially expands the types of Awards available for issuance under the Plan. Except as otherwise provided in the Plan or an Award Agreement, no amendment of the Plan will materially impair a Participant’s rights under an outstanding Award without the Participant’s written consent.

(vii) To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 422 of the Code regarding “incentive stock options” or (B) Rule 16b-3.

(viii) To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that a Participant’s rights under any Award will not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing. Notwithstanding the foregoing, (1) a Participant’s rights will not be deemed to have been impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights, and (2) subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Awards without the affected Participant’s consent (A) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (B) to change the terms of an Incentive Stock Option, if such change results in impairment of the Award solely because it impairs the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (C) to clarify the manner of exemption from, or to bring the Award into compliance with, Section 409A of the Code; or (D) to comply with other applicable laws or listing requirements.

(ix) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(x) To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement that are required for compliance with the laws of the relevant foreign jurisdiction).

(xi) To effect, with the consent of any adversely affected Participant, (A) the reduction of the exercise, purchase or strike price of any outstanding Stock Award; (B) the cancellation of any outstanding Stock Award and the grant in substitution therefor of a new (1) Option or SAR, (2) Restricted Stock Award, (3) Restricted Stock Unit Award, (4) Other Stock Award, (5) cash and/or (6) other valuable consideration determined by the Board, in its sole discretion, with any such substituted award (x) covering the same or a different number of shares of Common Stock as the cancelled Stock Award and (y) granted under the Plan or another equity or compensatory plan of the Company; or (C) any other action that is treated as a repricing under generally accepted accounting principles.

(c) Delegation to Committee.

(i) General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee, as applicable). Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable). The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii) Rule 16b-3 Compliance. The Committee may consist solely of two or more Non-Employee Directors, in accordance with Rule 16b-3.

(d) Delegation to an Officer. The Board may delegate to one (1) or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by applicable law, other Stock Awards) and, to the extent permitted by applicable law, the terms of such Awards, and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation will specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Any such Stock Awards will be granted on the form of Stock Award Agreement most recently approved for use by the Committee or the Board, unless otherwise provided in the resolutions approving the delegation authority. The Board may not delegate authority to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) to determine the Fair Market Value pursuant to Section 12(w)(iii) below.

(e) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

3.	SHARES SUBJECT TO THE PLAN.

(a) Share Reserve.

(i) Subject to Section 9(a) relating to Capitalization Adjustments, and the following sentence regarding the annual increase, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards will not exceed 1,100,000 shares (the “Share Reserve”).

(ii) The Share Reserve will automatically increase (i) on January 1st of 2027, in an amount equal to 6% of the total number of shares of Common Stock outstanding on December 31st of the preceding calendar year, and (ii) thereafter on January 1st of each year, for a period of not more than nine years, commencing on January 1st, 2028 and ending on (and including) January 1st, 2036, in an amount equal to 5% of the total number of shares of Common Stock outstanding on December 31st of the preceding calendar year. Notwithstanding the foregoing, the Board may act prior to January 1st of a given year to provide that there will be no January 1st increase in the Share Reserve for such year or that the increase in the Share Reserve for such year will be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence.

(iii) For clarity, the Share Reserve is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan. As a single share may be subject to grant more than once (e.g., if a share subject to a Stock Award is forfeited, it may be made subject to grant again as provided in Section 3(b) below), the Share Reserve is not a limit on the number of Stock Awards that can be granted.

(iv) Shares may be issued in connection with a merger or acquisition as permitted by NASDAQ Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.

(b) Reversion of Shares to the Share Reserve. If a Stock Award or any portion thereof (i) expires or otherwise terminates without all of the shares covered by such Stock Award having been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than stock), such expiration, termination or settlement will not reduce (or otherwise offset) the number of shares of Common Stock that may be available for issuance under the Plan. If any shares of Common Stock issued pursuant to a Stock Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares that are forfeited or repurchased will revert to and again become available for issuance under the Plan. Any shares reacquired by the Company in satisfaction of tax withholding obligations on a Stock Award or as consideration for the exercise or purchase price of a Stock Award will again become available for issuance under the Plan.

(c) Incentive Stock Option Limit. Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options will be 1,810,000 shares of Common Stock.

(d) Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

4.	ELIGIBILITY.

(a) Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, that Stock Awards may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405 of the Securities Act, unless (i) the stock underlying such Stock Awards is treated as “service recipient stock” under Section 409A of the Code (for example, because the Stock Awards are granted pursuant to a corporate transaction such as a spin off transaction), (ii) the Company, in consultation with its legal counsel, has determined that such Stock Awards are otherwise exempt from Section 409A of the Code, or (iii) the Company, in consultation with its legal counsel, has determined that such Stock Awards comply with the distribution requirements of Section 409A of the Code.

(b) Ten Percent Stockholders. A Ten Percent Stockholder will not be granted an Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five years from the date of grant.

5.	PROVISIONS RELATING TO OPTIONS AND STOCK APPRECIATION RIGHTS.

Each Option or SAR will be in such form and will contain such terms and conditions as the Board deems appropriate. All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof) will be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Award Agreement will conform to (through incorporation of provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:

(a) Term. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of its grant or such shorter period specified in the Award Agreement.

(b) Exercise Price. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will be not less than 100% of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Award is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value of the Common Stock subject to the Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Section 409A and, if applicable, Section 424(a) of the Code. Each SAR will be denominated in shares of Common Stock equivalents.

(c) Purchase Price for Options. The purchase price of Common Stock acquired pursuant to the exercise of an Option may be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board will have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to use a particular method of payment. The permitted methods of payment are as follows:

(i) by cash, check, bank draft or money order payable to the Company;

(ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(iv) if an Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company will accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued. Shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

(v) in any other form of legal consideration that may be acceptable to the Board and specified in the applicable Award Agreement.

(d) Exercise and Payment of a SAR. To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such SAR. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such SAR, and with respect to which the Participant is exercising the SAR on such date, over (B) the aggregate strike price of the number of Common Stock equivalents with respect to which the Participant is exercising the SAR on such date. The appreciation distribution may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Award Agreement evidencing such SAR.

(e) Transferability of Options and SARs. The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board will determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs will apply:

(i) Restrictions on Transfer. An Option or SAR will not be transferable except by will or by the laws of descent and distribution (or pursuant to subsections (ii) and (iii) below) and will be exercisable during the lifetime of the Participant only by the Participant. The Board may permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws. Except as explicitly provided in the Plan, neither an Option nor a SAR may be transferred for consideration.

(ii) Domestic Relations Orders. Subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulations Section 1.421-1(b)(2). If an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(iii) Beneficiary Designation. Subject to the approval of the Board or a duly authorized Officer, a Participant may, by delivering written notice to the Company, in a form approved by the Company (or the designated broker), designate a third party who, on the death of the Participant, will thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, upon the death of the Participant, the executor or administrator of the Participant’s estate will be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws.

(f) Vesting Generally. The total number of shares of Common Stock subject to an Option or SAR may vest and become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.

(g) Termination of Continuous Service. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates (other than for Cause and other than upon the Participant’s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Award as of the date of termination of Continuous Service) within the period of time ending on the earlier of (i) the date three months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the applicable Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR (as applicable) within the applicable time frame, the Option or SAR will terminate.

(h) Extension of Termination Date. If the exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause and other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR will terminate on the earlier of (i) the expiration of a total period of time (that need not be consecutive) equal to the applicable post termination exercise period after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, and (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. In addition, unless otherwise provided in a Participant’s Award Agreement, if the sale of any Common Stock received on exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR will terminate on the earlier of (i) the expiration of a period of months (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Common Stock received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.

(i) Disability of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date 12 months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the applicable time frame, the Option or SAR (as applicable) will terminate.

(j) Death of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the period (if any) specified in the Award Agreement for exercisability after the termination of the Participant’s Continuous Service for a reason other than death, then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within the period ending on the earlier of (i) the date 18 months following the date of death (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of such Option or SAR as set forth in the Award Agreement. If, after the Participant’s death, the Option or SAR is not exercised within the applicable time frame, the Option or SAR (as applicable) will terminate.

(k) Termination for Cause. Except as explicitly provided otherwise in a Participant’s Award Agreement or other individual written agreement between the Company or any Affiliate and the Participant, if a Participant’s Continuous Service is terminated for Cause, the Option or SAR will terminate immediately upon such Participant’s termination of Continuous Service, and the Participant will be prohibited from exercising his or her Option or SAR from and after the time of such termination of Continuous Service.

(l) Non-Exempt Employees. If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any shares of Common Stock until at least six months following the date of grant of the Option or SAR (although the Award may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (i) if such non-exempt Employee dies or suffers a Disability, (ii) upon a Corporate Transaction in which such Option or SAR is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant’s retirement (as such term may be defined in the Participant’s Award Agreement in another agreement between the Participant and the Company, or, if no such definition, in accordance with the Company’s then current employment policies and guidelines), the vested portion of any Options and SARs may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Stock Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 5(1) will apply to all Stock Awards and are hereby incorporated by reference into such Stock Award Agreements.

6.	PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS AND SARS.

(a) Restricted Stock Awards. Each Restricted Stock Award Agreement will be in such form and will contain such terms and conditions as the Board will deem appropriate. To the extent consistent with the Company’s bylaws, at the Board’s election, shares of Common Stock may be (x) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse; or (y) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical. Each Restricted Stock Award Agreement will conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii) Vesting. Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

(iii) Termination of Participant’s Continuous Service. If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

(iv) Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement will be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board will determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.

(v) Dividends. A Restricted Stock Award Agreement may provide that any dividends paid on Restricted Stock will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the Restricted Stock Award to which they relate.

(b) Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement will be in such form and will contain such terms and conditions as the Board will deem appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical. Each Restricted Stock Unit Award Agreement will conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii) Vesting. At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii) Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

(iv) Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

(v) Dividend Equivalents. Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.

(vi) Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

(c) Performance Awards.

(i) Performance Stock Awards. A Performance Stock Award is a Stock Award (covering a number of shares not in excess of that set forth in Section 3(d) above) that is payable (including that may be granted, may vest or may be exercised) contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may, but need not, require the Participant’s completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee or the Board, in its sole discretion. In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board may determine that cash may be used in payment of Performance Stock Awards.

(ii) Performance Cash Awards. A Performance Cash Award is a cash award that is payable contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Cash Award may also require the completion of a specified period of Continuous Service. At the time of grant of a Performance Cash Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee or the Board, in its sole discretion. The Board may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property.

(iii) Board Discretion. The Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Goals it selects to use for a Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award.

(d) Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value of the Common Stock at the time of grant) may be granted either alone or in addition to Stock Awards provided for under Section 5 and the preceding provisions of this Section 6. Subject to the provisions of the Plan, the Board will have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

7.	COVENANTS OF THE COMPANY.

(a) Availability of Shares. The Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy then-outstanding Awards.

(b) Securities Law Compliance. The Company will seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained. A Participant will not be eligible for the grant of an Award or the subsequent issuance of cash or Common Stock pursuant to the Award if such grant or issuance would be in violation of any applicable securities law.

(c) No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Stock Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.

8.	MISCELLANEOUS.

(a) Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.

(b) Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

(c) Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to an Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of shares of Common Stock under, the Award pursuant to its terms, and (ii) the issuance of the Common Stock subject to such Award has been entered into the books and records of the Company.

(d) No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(e) Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any

Award to the Participant, the Board has the right in its sole discretion to (x) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (y) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

(f) Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(g) Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that such Participant is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(h) Withholding Obligations. Unless prohibited by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award Agreement.

(i) Electronic Delivery. Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).

(j) Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

(k) Compliance with Section 409A of the Code. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.

(l) Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of an event constituting Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company.

9.	ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.

(a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c), (iii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Sections 3(d), and (iv) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board will make such adjustments, and its determination will be final, binding and conclusive.

(b) Dissolution or Liquidation. Except as otherwise provided in the Stock Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service; provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c) Corporate Transaction. The following provisions shall apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Stock Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of a Stock Award. In the event of a Corporate Transaction, then, notwithstanding any other provision of the Plan, the Board shall take one or more of the following actions with respect to Stock Awards, contingent upon the closing or completion of the Corporate Transaction:

(i) arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Stock Award or to substitute a similar stock award for the Stock Award (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction);

(ii) arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Stock Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

(iii) accelerate the vesting, in whole or in part, of the Stock Award (and, if applicable, the time at which the Stock Award may be exercised) to a date prior to the effective time of such Corporate Transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five days prior to the effective date of the Corporate Transaction), with such Stock Award terminating if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction;

(iv) arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Stock Award;

(v) cancel or arrange for the cancellation of the Stock Award, to the extent not vested or not exercised prior to the effective time of the Corporate Transaction, in exchange for such cash consideration, if any, as the Board, in its sole discretion, may consider appropriate; and

(vi) make a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of the Stock Award immediately prior to the effective time of the Corporate Transaction, over (B) any exercise price payable by such holder in connection with such exercise. For clarity, such payment may be zero if the value of such property is equal to or less than the exercise price. Payments under this provision may be delayed to the same extent that payment of consideration to the holders of the Common Stock in connection with the Corporate Transaction is delayed as a result of escrows, earn outs, holdbacks or any other contingencies.

The Board need not take the same action or actions with respect to all Stock Awards or portions thereof or with respect to all Participants. The Board may take different actions with respect to the vested and unvested portions of a Stock Award.

(d) Change in Control. A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration will occur.

10.	PLAN TERM; EARLIER TERMINATION OR SUSPENSION OF THE PLAN.

The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the date the Plan was originally adopted by the Board. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated. Unless earlier suspended or terminated pursuant to this Section 10, the Plan will remain in effect for a period of ten years after the Effective Date.

11.	CHOICE OF LAW.

The law of the State of Delaware will govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.

12.	DEFINITIONS.

As used in the Plan, the following definitions will apply to the capitalized terms indicated below:

(a) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Securities Act. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(b) “Award” means a Stock Award or a Performance Cash Award.

(c) “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.

(d) “Board” means the Board of Directors of the Company.

(e) “Capital Stock” means each and every class of common stock of the Company, regardless of the number of votes per share.

(f) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(g) “Cause” shall have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iv) such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (v) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause shall be made by the Company, in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant shall have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(h) “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, (C) on account of the acquisition of securities of the Company by any individual who is, on the Effective Date, either an executive officer or a Director and/or any entity in which such executive officer or Director has a direct or indirect interest (whether in the form of voting rights or participation in profits or capital contributions) of more than 50% (collectively, the “Executive Officer or Director Entities”) or on account of the Executive Officer or Director Entities continuing to hold shares that come to represent more than 50% of the combined voting power of the Company’s then outstanding securities as a result of the conversion of any class of the Company’s securities into another class of the Company’s securities having a different number of votes per share pursuant to the conversion provisions set forth in the Company’s Amended and Restated Certificate of Incorporation; or (D) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur;

(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction; provided, however, that a merger, consolidation or similar transaction will not constitute a Change in Control under this prong of the definition if the outstanding voting securities representing more than 50% of the combined voting power of the surviving Entity or its parent are owned by the Executive Officer or Director Entities;

(iii) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; provided, however, that a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries will not constitute a Change in Control under this prong of the definition if the outstanding voting securities representing more than 50% of the combined voting power of the acquiring Entity or its parent are owned by the Executive Officer or Director Entities;

(iv) the stockholders of the Company approve, or the Board approves, a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company will otherwise occur, except for a liquidation into a parent corporation; or

(v) individuals who, on the Effective Date, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing definition or any other provision of the Plan, the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company and the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant will supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition will apply.

(i) “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(j) “Committee” means a committee of one or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).

(k) “Common Stock” means the common stock of the Company, having one vote per share.

(l) “Company” means Decoy Therapeutics Inc., a Delaware corporation.

(m) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

(n) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.

(o) “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) a sale or other disposition of all or substantially all, as determined by the Board, in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii) a sale or other disposition of at least 90% of the outstanding securities of the Company;

(iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(p) “Director” means a member of the Board.

(q) “Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(r) “Effective Date” means [ ], 2026, the date the Plan was approved by the stockholders of the Company.

(s) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(t) “Entity” means a corporation, partnership, limited liability company or other entity.

(u) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(v) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.

(w) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

(ii) Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

(iii) In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(x) “Incentive Stock Option” means an option granted pursuant to Section 5 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(y) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an

Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(z) “Nonstatutory Stock Option” means any Option granted pursuant to Section 5 of the Plan that does not qualify as an Incentive Stock Option.

(ab) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(ac) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(ad) “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement will be subject to the terms and conditions of the Plan.

(ae) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(af) “Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(d).

(ag) “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement will be subject to the terms and conditions of the Plan.

(ah) “Own,” “Owned,” “Owner,” “Ownership” means a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(ai) “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(aj) “Performance Cash Award” means an award of cash granted pursuant to the terms and conditions of Section 6(c)(ii).

(ak) “Performance Goals” means the one or more goals established by the Board for a Performance Period.

(al) “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Stock Award or a Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

(am) “Performance Stock Award” means a Stock Award granted under the terms and conditions of Section 6(c)(i).

(an) “Plan” means this Decoy Therapeutics Inc. 2026 Equity Incentive Plan.

(ao) “Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).

(ap) “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

(aq) “Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).

(ar) “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement will be subject to the terms and conditions of the Plan.

(as) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(at) “Securities Act” means the Securities Act of 1933, as amended.

(au) “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.

(av) “Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement will be subject to the terms and conditions of the Plan.

(aw) “Stock Award” means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Stock Award or any Other Stock Award.

(ax) “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement will be subject to the terms and conditions of the Plan.

(ay) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

(az) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.

ANNEX B:

FORM OF CERTIFICATE OF AMENDMENT TO THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

DECOY THERAPEUTICS INC.

Decoy Therapeutics Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

FIRST: The name of the Corporation is Decoy Therapeutics Inc., and the Corporation was originally incorporated pursuant to the DGCL on February 26, 2014 (as subsequently amended, the “Certificate of Incorporation”), under the name Flex Pharma, Inc.

SECOND: Article IV.A of the Certificate of Incorporation is amended and restated in its entirety to read as follows:

This Company is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Company is authorized to issue is 110,000,000 shares. 100,000,000 shares shall be Common Stock, each having a par value of $0.0001. 10,000,000 shares shall be Preferred Stock, each having a par value of $0.0001.

Upon the filing and effectiveness (the “Effective Time”) of this amendment to the Corporation’s Amended and Restated Certificate of Incorporation, as amended, pursuant to the Delaware General Corporation Law, each [●] shares of Common Stock issued immediately prior to the Effective Time (the “Old Common Stock”) shall be reclassified and combined into one validly issued, fully paid and non-assessable share of the Corporation’s common stock, $0.0001 par value per share (the “New Common Stock”), without any action by the holder thereof (the “Reverse Stock Split”) and without increasing or decreasing the authorized number of shares of Common Stock or Preferred Stock. No fractional shares of New Common Stock shall be issued as a result of the Reverse Stock Split and, in lieu thereof, upon surrender after the Effective Time of a certificate or book entry position which formerly represented shares of Old Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of New Common Stock as a result of the Reverse Stock Split, following the Effective Time, shall be entitled to receive a cash payment equal to the fraction of a share of New Common Stock to which such holder would otherwise be entitled multiplied by the closing price per share of the New Common Stock on the Nasdaq Capital Market at the close of business on the date of the Effective Time. Each certificate that theretofore represented shares of Old Common Stock shall thereafter represent that number of shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified and combined; provided, that each person holding of record a stock certificate or certificates that represented shares of Old Common Stock shall receive, upon surrender of such certificate or certificates, a new certificate or certificates evidencing and representing the number of shares of New Common Stock to which such person is entitled under the foregoing reclassification and combination.

3. This Certificate of Amendment has been duly adopted by the Board of Directors and stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4. This Certificate of Amendment shall become effective as of [●] [a.m./p.m.], Eastern Time on [●], 202[●].

[Signature page follows]

B-1

IN WITNESS WHEREOF, the Corporation has caused its duly authorized officer to execute this Certificate of Amendment on this     day of     , 202 .

DECOY THERAPEUTICS INC.

By:
Name:
Title:

B-2

PROXY VOTING INSTRUCTIONS As a stockholder of Salarius Pharmaceuticals, Inc., you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic or telephonic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 pm, Eastern Time, on February 23, 2026. PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. Decoy Therapeutics Inc. SPECIAL MEETING OF STOCKHOLDERS February 24, 2026 at 10:00 a.m. Central Time THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DECOY THERAPEUTICS INC. The Stockholder(s) hereby appoint(s) Frederick E. Pierce and Mark J. Rosenblum, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of Decoy Therapeutics Inc., that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 10:00 a.m. CT on February 24, 2026, and any adjournment or postponement thereof. The Special Meeting of Stockholders will be held virtually. In order to attend the meeting, you must register at https://web.viewproxy.com/DCOY/2026SM by 11:59 p.m. ET on February 22, 2026. On the day of the Special Meeting of Stockholders, if you have properly registered, you may enter the meeting by clicking on the link provided and entering the password you received via email in your registration confirmations. Further instructions on how to attend and vote at the Special Meeting of Stockholders are contained in the Proxy Statement. (If you noted any Address Changes above, please mark box.)THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. NOTE: Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, limited liability company or partnership, please sign in full corporate, limited liability company, or partnership name by authorized officer or person. CONTROL NUMBERAddress Change:

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on February 24, 2026: The Notice and Proxy Statement are available at: https://web.viewproxy.com/slrx/2026SM PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. When properly executed, your proxy card/voting instruction form will be voted in the manner you direct. If you do not specify your choices, your shares will be voted FOR each of Proposal Nos.1, 2, and 3. Proposal 1. To approve the Salarius Pharmaceuticals, Inc. 2026 Equity Incentive Plan (the “Equity Compensation Plan Proposal”). FOR AGAINST ABSTAIN Proposal 2. To approve, an amendment to the Company’s Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s outstanding shares of common stock at a ratio in the range of 1:4 to 1:8, as determined by the Company’s Board of Directors, and with such reverse stock split to be effected at such time and date, if at all, as determined by the Board in its sole discretion (the “Reverse Stock Split Proposal”). FOR AGAINST ABSTAIN Proposal 3. To approve the adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes to approve the Equity Compensation Plan Proposal and/or the Reverse Stock Split Proposal. FOR AGAINST ABSTAIN Note: Such other business as may properly come before the meeting, and any adjournment or postponement thereof.